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                                 CONFORMED COPY
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                      Twenty-Eighth Supplemental Indenture

                          DATED AS OF DECEMBER 1, 1993

             (SUPPLEMENTAL TO INDENTURE DATED AS OF MARCH 15, 1946)

                               ------------------

                       PENNSYLVANIA GAS AND WATER COMPANY
             (FORMERLY SCRANTON-SPRING BROOK WATER SERVICE COMPANY)

                                       TO

                         MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK,
                                                TRUSTEE

                               ------------------

                   FIRST MORTGAGE BONDS 6.05% SERIES DUE 2019

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                                       1

     TWENTY-EIGHTH SUPPLEMENTAL INDENTURE, dated as of the first day of December 1993, made by and between PENNSYLVANIA GAS AND WATER COMPANY (formerly Scranton-Spring Brook Water Service Company), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter sometimes called the 'Company'), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a corporation organized and existing under the laws of the State of New York, and having its principal place of business at No. 60 Wall Street, in The City of New York, New York, as Trustee (hereinafter sometimes called the 'Trustee').

     WHEREAS, the Company executed and delivered its Indenture (hereinafter called the 'Original Indenture') dated as of March 15, 1946, to Guaranty Trust Company of New York, now Morgan Guaranty Trust Company of New York, to secure its First Mortgage Bonds and has executed and delivered twenty-seven indentures supplemental thereto dated respectively as of February 15, 1951; as of September 15, 1951; as of January 15, 1952; as of March 15, 1952; as of June 15, 1952; as
of December 1, 1954; as of April 15, 1956; as of November 15, 1956; as of March 15, 1957; as of September 1, 1958; as of April 15, 1959; as of July 15, 1960; as of October 31, 1961; as of December 15, 1961; as of December 15, 1963; as of June 15, 1966; as of October 15, 1967; as of May 1, 1970; as of June 1, 1972; as of March 1, 1976; as of December 1, 1976; as of August 15, 1989; as of August 15, 1989; as of September 1, 1991; as of September 1, 1992; as of December 1, 1992; and as of December 1, 1992 (the Original Indenture as heretofore supplemented and to be supplemented by this Twenty-Eighth Supplemental

Indenture, and as the same may be further supplemented by additional indentures supplemental thereto, being hereinafter collectively called the 'Indenture'); and

     WHEREAS, the Company at November 30, 1993 (i) had retired all of the original issue of $24,500,000 principal amount of bonds of a series designated First Mortgage Bonds 2 7/8% Series due 1976 (hereinafter called 'bonds of the First Series'), all of the original issue of $4,000,000 principal amount of bonds of a series designated First Mortgage Bonds 3 1/2% Series due 1982, all of the original issue of $1,000,000 principal amount of bonds of a series designated First Mortgage Bonds 4 7/8% Series due 1987, all of the original issue of $2,000,000 principal amount of bonds of a series designated First Mortgage Bonds 4 3/4% Series due 1983, all of the original issue of $3,000,000 principal amount of bonds of a series designated First Mortgage Bonds 5 1/2% Series due 1985, all of the original issue of $3,000,000 principal amount of bonds of a series designated First Mortgage Bonds 5% Series due 1986, all of the original issue of $5,000,000 principal amount of bonds of a series designated First Mortgage Bonds 4 5/8% Series due 1988, all of the original issue of $4,000,000 principal amount of bonds of a series designated First Mortgage Bonds 5 7/8% Series due 1991, all of the original issue of $15,000,000 principal amount of bonds of a series designated First Mortgage Bonds 9% Series due 1991, all of the original issue of $10,000,000
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                                       2
principal amount of bonds of a series designated First Mortgage Bonds 6 7/8% Series due 1992, all of the original issue of $12,000,000 principal amount of bonds of a series designated First Mortgage Bonds 10% Series due 1995, and all of the original issue of $20,000,000 principal amount of bonds of a series designated First Mortgage Bonds 9 1/4% Series due 1996 and (ii) had outstanding and secured by the Original Indenture, as so supplemented to the date hereof, $3,745,000 (of an original issue of $7,000,000) principal amount of bonds of a series designated First Mortgage Bonds 8% Series due 1997, $10,000,000 (of an original issue of $10,000,000) principal amount of bonds of a series designated First Mortgage Bonds 9.23% Series due 1999, $15,000,000 (of an original issue of $15,000,000) principal amount of bonds of a series designated First Mortgage Bonds 9.34% Series due 2019, $50,000,000 (of an original issue of $50,000,000)
principal amount of bonds of a series designated First Mortgage Bonds 9.57% Series due 1996, $50,000,000 (of an original issue of $50,000,000) principal amount of bonds of a series designated First Mortgage Bonds 7.20% Series due 2017, $30,000,000 (of an original issue of $30,000,000) principal amount of bonds of a series designated First Mortgage Bonds 8.375% Series due 2002, and $30,000,000 (of an original issue of $30,000,000) principal amount of bonds of a series designated First Mortgage Bonds 7.125% Series due 2022; and

     WHEREAS, Article 3 of the Original Indenture provides that additional bonds of any one or more series may be issued from time to time in accordance with and subject to the conditions, provisions and limitations set forth in said Article 3; and

     WHEREAS, Section 2.02 of the Original Indenture provides that before any bonds of any series, other than bonds of the First Series, shall be authenticated and delivered, the Company shall execute and deliver to the Trustee a supplemental indenture, in recordable form, containing the particulars of the new series of bonds as required by said Section 2.02 and containing appropriate provisions giving to such bonds the protection and security of the Original Indenture; and

     WHEREAS, Section 14.01 of the Original Indenture provides, among other things, that the Company, when authorized by a resolution of its Board of Directors, and the Trustee from time to time may enter into an indenture or indentures supplemental thereto and which thereafter shall form a part thereof for any one or more of the following purposes, among others, to provide for the creation of any series of bonds (other than bonds of the First Series), designating the series to be created and specifying the form and provisions of bonds of such series; and

     WHEREAS, Section 14.02 of the Original Indenture provides that the Trustee is authorized to join with the Company in the execution of any such supplemental indenture; and

     WHEREAS, the Company in the course of its business has acquired certain additional properties, which properties are intended by the terms of the Granting Clauses of the Original Indenture to be subject to the lien thereof; and
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                                       3

     WHEREAS, in accordance with the provisions of Section 4.12 and Section
14.01 of the Original Indenture, the Company desires in and by this Twenty-Eighth Supplemental Indenture to record the description of and confirm unto the Trustee such properties, which properties (except such as are reserved or excepted from the lien and operation of the Indenture by virtue of the exceptions contained in the Granting Clauses thereof) are now subject to the lien of the Indenture by virtue of the provisions thereof conveying to the Trustee property acquired after its execution and delivery; and

     WHEREAS, the Company now desires to create a new series of bonds under the Indenture to be known and designated as its First Mortgage Bonds 6.05% Series due 2019 (hereinafter sometimes called 'bonds of the Twentieth Series'); and

     WHEREAS, the Company proposes to execute and to request the Trustee to authenticate and deliver up to $19,000,000 principal amount of bonds of the Twentieth Series pursuant to the provisions of Sections 3.02 to 3.06, both inclusive, of the Original Indenture; and

     WHEREAS, the bonds of the Twentieth Series and the Trustee's certificate to be endorsed on such bonds are to be substantially in the form following (any of the provisions of such bonds may be set forth on the reverse side thereof):

                     [FORM OF BOND OF THE TWENTIETH SERIES]

     THE BOND EVIDENCED BY THIS CERTIFICATE HAS BEEN ISSUED IN A PRIVATE TRANSACTION, HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE OFFERED, TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THAT ACT, SUCH LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                       PENNSYLVANIA GAS AND WATER COMPANY
             (Formerly Scranton-Spring Brook Water Service Company)
                   First Mortgage Bond 6.05% Series due 2019
No.__________________________                         $_________________________

     PENNSYLVANIA GAS AND WATER COMPANY (formerly Scranton-Spring Brook Water Service Company), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter sometimes called the 'Company'), for value received, promises to pay to __________________, or registered assigns, on January 1, 2019 (unless this bond shall have been called for previous redemption and provision made for the payment of the redemption price thereof), __________________ Dollars at the Company's office or agency in the Borough of Manhattan, The City of New York, and, except as otherwise set forth below, semi-annually on the first day of July and the first day of January in each year commencing July 1, 1994, to pay interest thereon, at said office or agency,
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                                       4
at the rate of 6.05% per annum from the interest payment date to which interest has been paid next preceding the date of authentication of this bond (except that if the date of authentication of this bond is an interest payment date for bonds of this series to which interest has been paid it shall bear interest from the date of authentication of this bond, and except that if this bond be authenticated prior to the first interest payment date for bonds of this series, it shall bear interest from December 1, 1993), until the Company's obligation with respect to such principal sum shall be discharged; provided that, so long as there is no existing default in the payment of interest, and except for the payment of defaulted interest, the interest payable on any July 1 or January 1 will be paid to the person in whose name this bond was registered at the close of business on the fifteenth day of June or the fifteenth day of December next preceding such interest payment date; and further provided that the interest payable on the bonds of this series shall be reduced to the extent that other moneys then on deposit with PNC Bank, National Association, as trustee, or any successor trustee (the 'IDA Trustee') under the Trust Indenture dated as of December 1, 1993 (the 'Trust Indenture') from the Luzerne County Industrial Development Authority (the 'Authority') to the IDA Trustee are available for the purpose of paying interest on the bonds of this series and a credit in respect thereof has been granted pursuant to the Trust Indenture. The principal of, premium if any, and the interest on this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     This bond is one of an issue of bonds of the Company, known as its First Mortgage Bonds, issued and to be issued in one or more series under, and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the indenture hereinafter mentioned, may afford additional security for the bonds of any particular series) by, a certain mortgage and deed of trust, dated as of March 15, 1946 (hereinafter called the 'Original Indenture'), and by twenty-eight indentures supplemental thereto (of which, the Seventeenth Supplemental Indenture, dated as of October 15, 1967, the Eighteenth Supplemental Indenture, dated as of May 1, 1970, and the Twentieth Supplemental Indenture, dated as of March 1, 1976, amended certain provisions of the Original Indenture) (said Original Indenture and all said indentures supplemental thereto being hereinafter collectively called the 'Indenture'), made by the Company to Guaranty Trust Company of New

York and, after the change of name of Guaranty Trust Company of New York to Morgan Guaranty Trust Company of New York, to Morgan Guaranty Trust Company of New York, as Trustee (hereinafter called the 'Trustee'), to which Indenture (and to all additional indentures supplemental thereto) reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee, and the holders of said bonds under the Indenture, and the terms and conditions upon which said bonds are secured, to all of the provisions
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                                       5
of which Indenture and of all such additional supplemental indentures in respect of such security, including the provisions of the Indenture permitting the issue of bonds of any series in respect of property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents. To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said bonds (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of at least 75% in aggregate principal amount of the bonds then outstanding (or, if one or more, but less than all, series of bonds are affected, by the holders of at least 75% in aggregate principal amount of outstanding bonds of such one or more series so affected), such percentage being determined as provided in the Indenture; provided, however, that without the consent of the holder hereof no such modification or alteration shall be made which will extend the time of payment of the principal of, premium, if any, or the interest on this bond or reduce the principal amount hereof, or premium, if any, or the rate of interest hereon or effect any other modification of the terms of payment of such principal or interest or will permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture on any of the mortgaged property, or will deprive any non-assenting holder of this bond of a lien upon the mortgaged property for the security of this bond, or will reduce the percentage of bonds required for the aforesaid action under the Indenture and provided further that, as provided in Section 4.02 of the Twentieth Supplemental Indenture, when all bonds of all series issued prior to January 1, 1976, shall cease to be outstanding, each reference to '75%' in this sentence shall become '60%.' This bond is one of a series of bonds designated as the First Mortgage Bonds 6.05% Series due 2019 of the Company.

     The bonds of this series are subject to redemption upon not less than thirty (30) nor more than sixty (60) days' prior notice, in whole or in part, under the circumstances set forth in paragraphs (A), (B) and (C), below.

     (A) The bonds of this series are subject to mandatory redemption, in whole or in part, upon any redemption of the Luzerne County Industrial Development Authority Exempt Facilities Revenue Refunding Bonds, 1993 Series A (Pennsylvania Gas and Water Company Project) due January 1, 2019 (the '1993 Series A Bonds'). The principal amount of bonds of this series to be redeemed upon any redemption of the 1993 Series A Bonds shall be equal to 100% of the principal amount of 1993 Series A Bonds which are to be redeemed. The redemption price of the bonds of this series which are redeemed under the circumstances set forth in this paragraph (A) shall be equal to 100% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption except (i) in the case of bonds of this series which are redeemed upon a redemption of the 1993 Series A Bonds at the option
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
                                       6
of the Authority (other than in an 'Extraordinary Optional Redemption,' as defined in the Trust Indenture) upon the direction of the Company (an 'Optional IDA Redemption') which occurs between January 1, 2004 and December 31, 2004, inclusive, the redemption price shall be equal to 102% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption and (ii) in the case of bonds of this series which are redeemed upon an Optional IDA Redemption which occurs between January 1, 2005 and December 31, 2005, inclusive, the redemption price shall be equal to 101% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption.

     (B) The bonds of this series are subject to mandatory redemption, in whole, if the IDA Trustee declares the 1993 Series A Bonds to be immediately due and payable under Section 9.02 of the Trust Indenture. The redemption price of the bonds of this series which are redeemed under the circumstances set forth in this paragraph (B) shall be equal to 100% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption.

     (C) The bonds of this series are subject to mandatory redemption, in whole or in part (but if in part on a pro rata basis with bonds of all other series then outstanding under the Indenture), pursuant to the provisions of Section
8.13 of the Indenture. The redemption price of the bonds of this series which are redeemed under the circumstances set forth in this paragraph (C) shall be equal to 100% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption.

     If this bond shall be called for redemption, and payment of the redemption price shall be duly provided by the Company as specified in the Indenture, interest shall cease to accrue hereon from and after the date of redemption fixed in the notice thereof.

     The principal of this bond may be declared or may become due prior to the maturity date hereinbefore named, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of a default as therein defined.

     This bond is transferable by the registered owner hereof in person or by his duly authorized attorney at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and maturity, for a like aggregate principal amount, will be issued to the transferee in exchange therefor, as provided in the Indenture. The Company and the Trustee and any registrar and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

     This bond, alone or with other bonds of the same series and maturity, may in like manner be exchanged at such office or agency for one or more new bonds of the same series and maturity of the same aggregate principal amount. Upon each such transfer or exchange the Company may require the payment of charges as prescribed in the Indenture.

     No recourse under or upon any covenant or obligation of the Indenture, or of any bonds thereby secured, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, stockholder, officer or director, as such, whether former, present or future, of the Company or any successor corporation, either directly, or indirectly through the Company or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any constitution, statute, contract of subscription or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of stockholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the stockholders), any and all such liability of incorporators, stockholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture under which this bond is issued.

     This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by Morgan Guaranty Trust Company of New York, or its successor, as Trustee under the Indenture.

     IN WITNESS WHEREOF, PENNSYLVANIA GAS AND WATER COMPANY has caused this bond to be signed in its name by, or to bear the facsimile signature of, its President or a Vice President, and its corporate seal to be affixed hereto and attested by, or to bear the facsimile signature of, its Secretary or an Assistant Secretary.

Dated:

                                       PENNSYLVANIA GAS AND WATER COMPANY
                                       By:______________________________________
                Vice President

Attest:
               Secretary
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                                       8

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Trustee
By:________________________________
          Authorized Officer

                             [End of Form of Bond]

     WHEREAS, all requirements of law and of the restated articles of incorporation, as amended, and by-laws of the Company, including all requisite action on the part of its directors and officers, relating to the execution of this Twenty-Eighth Supplemental Indenture have been complied with and observed, and all things necessary to make this Twenty-Eighth Supplemental Indenture a valid and legally binding instrument in accordance with its terms for the security of all bonds from time to time issued under the Indenture have happened, been done and been performed, and the issue of the bonds of the Twentieth Series, hereinafter referred to, has been in all respects duly authorized;

     NOW, THEREFORE, THIS TWENTY-EIGHTH SUPPLEMENTAL INDENTURE WITNESSETH: That Pennsylvania Gas and Water Company, intending to be legally bound, in consideration of the premises and of One Dollar ($1.00) to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, and interest on all bonds from time to time outstanding under the Indenture, according to the terms of said bonds and to secure the performance and observance of all the covenants and conditions therein and in the Indenture contained, and to declare the terms and conditions upon and subject to which the bonds of the Twentieth Series are and are to be issued and secured, hath granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, created a security interest in, pledged, set over and confirmed, and by these presents doth grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, create a security interest in, pledge, set over and confirm unto Morgan Guaranty Trust Company of New York, as Trustee, and its successor or successors in the trust and its or their assigns forever, the following described property -- that is to say:
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                                       9

     All property, real, personal and mixed, tangible and intangible, of the Company whether now owned or hereafter acquired by it (except such property as is expressly excepted from the lien and the operation of the Indenture).

     Without limitation of the foregoing, all real estate and interests in or relating to real estate, plants, properties and equipment, and all pumping and transmission systems and facilities, together with all franchises, grants, easements, permits, privileges, appurtenances, tenements and other rights and property thereunto belonging or appertaining, whether now owned by the Company or hereafter acquired by it and used in its business of impounding, storing, transporting and selling water, or in its business of manufacturing, storing, transporting and selling gas, at wholesale or retail, for domestic, commercial, industrial and municipal use and consumption.

     Also, without limitation of the foregoing, all buildings, improvements, standpipes, towers, reservoirs, wells, springs, flumes, sluices, canals, basins, cribs, mains, conduits, hydrants, valves, pipes, pipe lines, service pipes, tanks, shops, structures, purification systems, pumping stations, pumps, meters, fixtures, machinery and equipment, used or useful for the impounding, procuring, transmission or distribution of water; all generators, conveyors, purifiers, holders, power plants, fixtures, engines, boilers, pumps, meters, transmission and distribution mains, machinery and equipment used or useful for the manufacture, transmission or distribution of gas; and all and every character of apparatus whatsoever used or useful for procuring, manufacturing, transmitting or distributing water or gas; whether the same or any thereof are now owned by the Company or hereafter acquired by it.

     Also, without limitation of the foregoing, all real estate and interests in real estate acquired by sale or by merger of subsidiary or constituent companies, now owned or as may be subsequently acquired by the Company.

     The property covered by the lien of the Indenture shall include particularly, among other property, without prejudice to the generality of the language hereinbefore or hereinafter contained, the following described property (which generally includes property additions through October 31, 1993, except such property as is expressly excepted from the lien and operation of the Indenture):

                                       I

     The following piece or parcel of land situate in the County of Lackawanna and Commonwealth of Pennsylvania, to wit:

          01. Parcel of land situate in the Township of Greenfield, Lackawanna County, from John Malinchak and Linda Malinchak, husband and wife, by Deed dated March 5, 1993 and recorded March 10, 1993 in Lackawanna

                                       10
     County Deed Book 1426 at Page 281. Containing Three (3.0) acres, more or less.

          02. Partial interest in parcel of land situate in Borough of Jessup, Lackawanna County, from John L. Kemmerer, Jr. and Mary Elizabeth Kemmerer, his wife, by Deed dated October 8, 1993 and recorded October 22, 1993 in Lackawanna County Deed Book 1451 at Page 368. Containing Four Hundred Thirty-Nine (439.0) acres and allowances.

          03. Parcel of land situate in the Borough of Archbald, Lackawanna County, from Pine Line, Inc., by Deed dated October 18, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 764. Containing Ninety-two One Hundredths (0.92) of an acre.

                                       II

     The following piece or parcel of land situate in the County of Luzerne and Commonwealth of Pennsylvania, to wit:

          01. Four (4) parcels of land situate in the Township of Conyngham, Township of Salem and Borough of Shickshinny, Luzerne County, from Mocanaqua Water Company and Shickshinny Water Company, by Deed dated April 5, 1993 and recorded April 6, 1993 in Luzerne County Deed Book 2453 at Page
     517. Containing One Hundred Ten and Four-hundred Sixteen Thousandths (110.416) acres, more or less.

                                      III

     The following right-of-way and/or easements situate in the County of Columbia and Commonwealth of Pennsylvania, to wit:

          01. Right-of-way for gas pipeline in the Township of Scott, Columbia County, from Ira S. Hauck, et ux, by Indenture dated February 9, 1993 and recorded March 8, 1993 in Columbia County Record Book 528 at Page 399.

          02. Right-of-way for gas pipeline in the Township of Scott, Columbia County, from Harland H. Shoemaker, et ux, by Indenture dated February 9, 1993 and recorded March 8, 1993 in Columbia County Record Book 528 at Page 402.

          03. Right-of-way for gas pipeline in the Borough of Berwick, Columbia County, from Berwick Hospital Center Foundation, by Indenture dated February 23, 1993 and recorded March 8, 1993 in Columbia County Record Book 528 at Page 405.

          04. Right-of-way for gas pipeline in the Township of South Centre, Columbia County, from Star Kist Foods, Inc., et al, by Indenture dated July 22, 1993 and recorded August 24, 1993 in Columbia County Record Book 544 at Page 830.

          05. Right-of-way for gas pipeline in the Township of South Centre, Columbia County, from Frank C. Baker, et al, by Indenture dated July 30, 1993 and recorded August 24, 1993 in Columbia County Record Book 544 at Page 839.

          06. Right-of-way for gas pipeline in the Township of South Centre, Columbia County, from Frank C. Baker, et al, by Indenture dated July 30, 1993 and recorded August 24, 1993 in Columbia County Record Book 544 at Page 835.

          07. Right-of-way for gas pipeline in the Town of Bloomsburg, Columbia County, from Kawneer Company, Inc., by Indenture dated August 4, 1993 and recorded August 24, 1993 in Columbia County Record Book 544 at Page 843.

          08. Right-of-way for gas pipeline in the Town of Bloomsburg, Columbia County, from Michael A. Chyko, et ux, by Indenture dated October 25, 1993 and recorded October 29, 1993 in Columbia County Record Book 551 at Page 159.

                                       IV

     The following right-of-way and/or easements situate in the County of Lackawanna and Commonwealth of Pennsylvania, to wit:

          01. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Scranton Mall Associates, by Indenture dated March 27, 1992 and recorded December 14, 1992 in Lackawanna County Deed Book 1417 at Page 461.

          02. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from Evelyn Bleiler Hammond, by Indenture dated October 2, 1992 and recorded December 14, 1992 in Lackawanna County Deed Book 1417 at Page 468.

          03. Right-of-way for gas pipeline in the Borough of Olyphant, Lackawanna County, from WEA Manufacturing, Inc., by Indenture dated October 8, 1992 and recorded December 14, 1992 in Lackawanna County Deed Book 1417 at Page 472.

          04. Right-of-way for gas pipeline in the Borough of Jessup, Lackawanna County, from Fastenal Company, Inc., by Indenture dated

                                       12
     October 13, 1992 and recorded December 14, 1992 in Lackawanna County Deed Book 1417 at Page 479.

          05. Right-of-way for gas pipeline in the Borough of Olyphant, Lackawanna County, from Thomas C. McGowan, et ux, by Indenture dated October 27, 1992 and recorded December 14, 1992 in Lackawanna County Deed Book 1417 at Page 484.

          06. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from Joseph M. Harvilchuck, et ux, by Indenture dated November 2, 1992 and recorded December 14, 1992 in Lackawanna County Deed Book 1417 at Page 488.

          07. Right-of-way for gas pipeline in the Township of South Abington, Lackawanna County, from Samuel R. Ventura, et ux, by Indenture dated December 3, 1992 and recorded December 14, 1992 in Lackawanna County Deed Book 1417 at Page 492.

          08. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from City of Scranton, by Indenture dated December 8, 1992 and recorded January 13, 1993 in Lackawanna County Deed Book 1420 at Page 448.

          09. Right-of-way for water pipeline in the Borough of Jessup, Lackawanna County, from Martin C. Fischer, et al, by Indenture dated December 16, 1992 and recorded January 13, 1993 in Lackawanna County Deed Book 1420 at Page 444.

          10. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from Sandvik Steel Company, by Indenture dated December 18, 1992 and recorded January 13, 1993 in Lackawanna County Deed Book 1420 at Page 440.

          11. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Lackawanna County Industrial Development Authority, et al, by Indenture dated December 23, 1992 and recorded August 25, 1993 in Lackawanna County Deed Book 1444 at Page 364.

          12. Right-of-way for gas pipeline in the Borough of Jessup, Lackawanna County, from Eric M. Spatt, et ux, by Indenture dated December 28, 1992 and recorded January 13, 1993 in Lackawanna County Deed Book 1420 at Page 435.

          13. Right-of-way for gas pipeline in the Township of South Abington, Lackawanna County, from Delbert P. Keisling, Jr., et ux, by Indenture dated December 30, 1992 and recorded January 13, 1993 in Lackawanna County Deed Book 1420 at Page 430.

          14. Right-of-way for gas pipeline in the Borough of Mayfield, Lackawanna County, from Thomas Greene, et ux, by Indenture dated January 4, 1993 and recorded February 9, 1993 in Lackawanna County Deed Book 1423 at Page 230.

          15. Right-of-way for gas pipeline in the City of Carbondale, Lackawanna County, from Cottage Hose Ambulance Corps, Inc., by Indenture dated January 27, 1993 and recorded February 9, 1993 in Lackawanna County Deed Book 1423 at Page 240.

          16. Right-of-way for gas pipeline in the Borough of Blakely, Lackawanna County, from Edwin A. Abrahamsen, et al, by Indenture dated February 1, 1993 and recorded February 9, 1993 in Lackawanna County Deed Book 1423 at Page 235.

          17. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from James Gress, et ux, by Indenture dated February 3, 1993 and recorded February 9, 1993 in Lackawanna County Deed Book 1423 at Page 245.

          18. Right-of-way for gas pipeline in the Borough of Throop, Lackawanna County, from Joseph Quinlan, et ux, by Indenture dated February 11, 1993 and recorded March 8, 1993 in Lackawanna County Deed Book 1426 at Page 55.

          19. Right-of-way for gas pipeline in the Borough of Archbald, Lackawanna County, from Borough of Archbald, by Indenture dated February 17, 1993 and recorded March 8, 1993 in Lackawanna County Deed Book 1426 at Page 46.

          20. Right-of-way for gas pipeline in the Borough of Throop, Lackawanna County, from Robert J. Karlavige, et ux, by Indenture dated February 18, 1993 and recorded March 8, 1993 in Lackawanna County Deed Book 1426 at Page 51.

          21. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from United Neighborhood Housing Corporation, by Indenture dated February 19, 1993 and recorded March 8, 1993 in Lackawanna County Deed Book 1426 at Page 41.

          22. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from Richard J. Matthews, et ux, by Indenture dated February 25, 1993 and recorded March 8, 1993 in Lackawanna County Deed Book 1426 at Page 37.

          23. Right-of-way for gas pipeline in the Borough of Blakely, Lackawanna County, from Robert Polidori, et ux, by Indenture dated

     February 25, 1993 and recorded March 8, 1993 in Lackawanna County Deed Book 1426 at Page 32.

          24. Right-of-way for water pipeline in the Borough of Blakely, Lackawanna County, from Robert Polidori, et ux, by Indenture dated February 25, 1993 and recorded March 8, 1993 in Lackawanna County Deed Book 1426 at Page 27.

          25. Right-of-way for gas pipeline in the Township of South Abington, Lackawanna County, from Corporation of the Presiding Bishop of the Church of Jesus Christ of Latter Day Saints, by Indenture dated March 8, 1993 and recorded April 14, 1993 in Lackawanna County Deed Book 1429 at Page 436.

          26. Right-of-way for water pipeline in the City of Carbondale, Lackawanna County, from Dr. Thomas H. Coleman, et al, by Indenture dated March 23, 1993 and recorded April 14, 1993 in Lackawanna County Deed Book 1429 at Page 441.

          27. Right-of-way for gas pipeline in the City of Carbondale, Lackawanna County, from Dr. Thomas H. Coleman, et al, by Indenture dated March 23, 1993 and recorded April 14, 1993 in Lackawanna County Deed Book 1429 at Page 447.

          28. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from James Granville, Sr., et ux, by Indenture dated March 26, 1993 and recorded April 14, 1993 in Lackawanna County Deed Book 1429 at Page 453.

          29. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from Gerald M. Borosky, et ux, by Indenture dated March 26, 1993 and recorded April 14, 1993 in Lackawanna County Deed Book 1429 at Page 457.

          30. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from Walter S. Chesar, et ux, by Indenture dated March 26, 1993 and recorded April 14, 1993 in Lackawanna County Deed Book 1429 at Page 461.

          31. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from Bruce Thomas Bevilacqua, et ux, by Indenture dated March 29, 1993 and recorded April 14, 1993 in Lackawanna County Deed Book 1429 at Page 465.

          32. Right-of-way for gas pipeline in the Borough of Old Forge, Lackawanna County, from Lena Lockett, by Indenture dated April 21, 1993

                                       15
     and recorded May 17, 1993 in Lackawanna County Deed Book 1432 at Page 239.

          33. Right-of-way for gas pipeline in the Borough of Archbald, Lackawanna County, from Charles J. Passeri, et ux, by Indenture dated April 21, 1993 and recorded May 17, 1993 in Lackawanna County Deed Book 1432 at Page 243.

          34. Right-of-way for water pipeline in the Borough of Archbald,

     Lackawanna County, from Charles J. Passeri, et ux, by Indenture dated April 21, 1993 and recorded May 17, 1993 in Lackawanna County Deed Book 1432 at Page 247.

          35. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from James F. Eiden, et ux, by Indenture dated April 22, 1993 and recorded May 17, 1993 in Lackawanna County Deed Book 1432 at Page 251.

          36. Right-of-way for gas pipeline in the City of Carbondale, Lackawanna County, from Wan Sanderson, by Indenture dated April 27, 1993 and recorded May 17, 1993 in Lackawanna County Deed Book 1432 at Page 255.

          37. Right-of-way for gas pipeline in the Borough of Old Forge, Lackawanna County, from Ann Killino, by Indenture dated April 29, 1993 and recorded May 17, 1993 in Lackawanna County Deed Book 1432 at Page 259.

          38. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from School District of the City of Scranton, by Indenture dated May 7, 1993 and recorded May 17, 1993 in Lackawanna County Deed Book 1432 at Page 263.

          39. Right-of-way for water pipeline in the Borough of Archbald, Lackawanna County, from Pennsylvania Power & Light Company, by Indenture dated May 4, 1993 and recorded June 30, 1993 in Lackawanna County Deed Book 1438 at Page 178.

          40. Right-of-way for gas pipeline in the Borough of Taylor, Lackawanna County, from Trustees of the Church of God, Borough of Taylor, County of Lackawanna, by Indenture dated May 13, 1993 and recorded June 30, 1993 in Lackawanna County Deed Book 1438 at Page 185.

          41. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Thomas George Bryan, et ux, by Indenture dated May 17,

                                       16
     1993 and recorded June 30, 1993 in Lackawanna County Deed Book 1438 at Page 190.

          42. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Robert B. Brady, et ux, by Indenture dated June 9, 1993 and recorded June 30, 1993 in Lackawanna County Deed Book 1438 at Page 194.

          43. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Paul Grado, Sr., by Indenture dated June 16, 1993 and recorded June 30, 1993 in Lackawanna County Deed Book 1438 at Page 198.

          44. Right-of-way for gas pipeline in the Township of Carbondale, Lackawanna County, from Michael C. Figliomeni, by Indenture dated June 17, 1993 and recorded June 30, 1993 in Lackawanna County Deed Book 1438 at Page 202.

          45. Right-of-way for water pipeline in the Borough of Archbald, Lackawanna County, from Northpoint Associates, Inc., by Indenture dated July 2, 1993 and recorded August 25, 1993 in Lackawanna County Deed Book

     1444 at Page 369.

          46. Right-of-way for gas pipeline in the Borough of Archbald, Lackawanna County, from Northpoint Associates, Inc., by Indenture dated July 2, 1993 and recorded August 25, 1993 in Lackawanna County Deed Book 1444 at Page 374.

          47. Right-of-way for gas pipeline in the Borough of Dickson City, Lackawanna County, from Zigmund Enterprises, Inc., by Indenture dated July 14, 1993 and recorded August 25, 1993 in Lackawanna County Deed Book 1444 at Page 379.

          48. Right-of-way for gas pipeline in the Township of South Abington, Lackawanna County, from Deerfield Village, by Indenture dated July 14, 1993 and recorded August 25, 1993 in Lackawanna County Deed Book 1444 at Page 384.

          49. Right-of-way for water pipeline in the Township of South Abington, Lackawanna County, from Deerfield Village, by Indenture dated July 14, 1993 and recorded August 25, 1993 in Lackawanna County Deed Book 1444 at Page 388.

          50. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from Omoo Lamira Chase Shook, et vir, by Indenture dated August 13, 1993 and recorded August 25, 1993 in Lackawanna County Deed Book 1444 at Page 392.

          51. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from Neil William Rogers, by Indenture dated August 13, 1993 and recorded August 25, 1993 in Lackawanna County Deed Book 1444 at Page 396.

          52. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from Mary Alice Noldy, by Indenture dated August 13, 1993 and recorded August 25, 1993 in Lackawanna County Deed Book 1444 at Page 400.

          53. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Louise Zacker, by Indenture dated August 16, 1993 and recorded August 25, 1993 in Lackawanna County Deed Book 1444 at Page 404.

          54. Right-of-way for gas pipeline in the Borough of Moosic, Lackawanna County, from Frank Decker, et ux, by Indenture dated August 31, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 543.

          55. Right-of-way for gas pipeline in the Borough of Moosic and City of Scranton, Lackawanna County, from Hub Management, Inc., by Indenture dated August 31, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 561.

          56. Right-of-way for water pipeline in the Borough of Moosic and City of Scranton, Lackawanna County, from Hub Management, Inc., by Indenture dated August 31, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 555.

          57. Right-of-way for gas pipeline in the Township of Fell, Lackawanna County, from Gerald A. Gravine, by Indenture dated September 3, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 551.

          58. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Charles J. Blazonis, et ux, by Indenture dated September 3, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 547.

          59. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from James Baress, by Indenture dated September 3, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 567.

          60. Right-of-way for gas pipeline in the Township of Carbondale, Lackawanna County, from Thomas V. Motts, et ux, by Indenture dated

                                       18
     September 8, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 571.

          61. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from William Popovich, et ux, by Indenture dated September 13, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 575.

          62. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Keyser Terrace, Inc., by Indenture dated September 15, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 584.

          63. Right-of-way for water pipeline in the City of Scranton, Lackawanna County, from Keyser Terrace, Inc., by Indenture dated September 15, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 579.

          64. Right-of-way for gas pipeline in the Township of South Abington, Lackawanna County, from James Scantzos, et ux, by Indenture dated September 15, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 589.

          65. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from Scott Plaza, Ltd., by Indenture dated September 15, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 594.

          66. Right-of-way for gas pipeline in the Borough of Blakely, Lackawanna County, from Magdalene Spegar, Single, by Indenture dated September 24, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 598.

          67. Right-of-way for gas pipeline in the Borough of Throop, Lackawanna County, from Anthony A. Andrelchik, Single, by Indenture dated October 5, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 602.

          68. Right-of-way for gas pipeline in the Borough of Throop, Lackawanna County, from John P. Yankowski, by Indenture dated October 5, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 606.

          69. Right-of-way for gas pipeline in the Borough of Clarks Green, Lackawanna County, from Margo Portanova, by Indenture dated October 6, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 610.

          70. Right-of-way for gas pipeline in the Borough of Clarks Green, Lackawanna County, from David T. Richards, et ux, by Indenture dated October 6, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 614.

          71. Right-of-way for gas pipeline in the Borough of Old Forge, Lackawanna County, from Vincent Piccolini, et al, by Indenture dated October 12, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 618.

          72. Right-of-way for access and pipelines in the Borough of Archbald, Lackawanna County, from Pine Line, Inc., by Indenture dated October 18, 1993 and recorded October 19, 1993 in Lackawanna County Deed Book 1450 at Page 764.

          73. Right-of-way for gas pipeline in the Borough of Dickson City, Lackawanna County, from Aldi, Inc., by Indenture dated October 18, 1993 and recorded October 29, 1993 in Lackawanna County Deed Book 1452 at Page 273.

          74. Right-of-way for gas pipeline in the Township of South Abington, Lackawanna County, from Rendon Corporation, by Indenture dated October 19, 1993 and recorded October 29, 1993 in Lackawanna County Deed Book 1452 at Page 277.

          75. Right-of-way for gas pipeline in the Township of South Abington, Lackawanna County, from Vincent Piazza, et ux, by Indenture dated October 20, 1993 and recorded October 29, 1993 in Lackawanna County Deed Book 1452 at Page 268.

                                       V

     The following right-of-way and/or easements situate in the County of Luzerne and Commonwealth of Pennsylvania, to wit:

          01. Right-of-way for ground bed for cathodic protection in the Township of Plains, Luzerne County, from Elizabeth Kuzemko, by Indenture dated October 16, 1992 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 827.

          02. Right-of-way for gas pipeline in the Township of Wilkes-Barre, Luzerne County, from William H. Corgan, et al, by Indenture dated October 29, 1992 and recorded December 9, 1992 in Luzerne County Deed Book 2440 at

     Page 1135.

          03. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from Harry Yale, et ux, by Indenture dated November 11, 1992 and

                                       20
     recorded December 9, 1992 in Luzerne County Deed Book 2440 at Page 1131.

          04. Right-of-way for gas pipeline in the Township of Wright, Luzerne County, from Christ Methodist Church of Mountaintop, by Indenture dated November 12, 1992 and recorded December 9, 1992 in Luzerne County Deed Book 2440 at Page 1140.

          05. Right-of-way for access road in the Township of Jenkins, Luzerne County, from Coolbaugh Sand and Stone, Inc., by Indenture dated November 25, 1992 and recorded December 9, 1992 in Luzerne County Deed Book 2440 at Page 1156.

          06. Right-of-way for gas pipeline in the Borough of Kingston, Luzerne County, from Luzerne County Industrial Development Authority, et al, by Indenture dated November 30, 1992 and recorded December 9, 1992 in Luzerne County Deed Book 2440 at Page 1161.

          07. Right-of-way for gas pipeline in the Township of Jackson, Luzerne County, from Anthony S. Garbush, et ux, by Indenture dated December 2, 1992 and recorded December 9, 1992 in Luzerne County Deed Book 2440 at Page 1170.

          08. Right-of-way for gas pipeline in the Borough of Duryea, Luzerne County, from Arnold J. Dommes, et ux, by Indenture dated December 8, 1992 and recorded December 9, 1992 in Luzerne County Deed Book 2440 at Page 1166.

          09. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from Edward S. Miscavage, et ux, by Indenture dated December 9, 1992 and recorded January 6, 1993 in Luzerne County Deed Book 2443 at Page 727.

          10. Right-of-way for gas pipeline in the Township of Plains, Luzerne County, from Daniel E. Rozanski, by Indenture dated December 9, 1992 and recorded January 6, 1993 in Luzerne County Deed Book 2443 at Page 731.

          11. Right-of-way for gas pipeline in the Township of Fairview, Luzerne County, from Deborah S. Gabriel, by Indenture dated December 14, 1992 and recorded January 6, 1993 in Luzerne County Deed Book 2443 at Page 735.

          12. Right-of-way for gas pipeline in the Township of Hanover, Luzerne County, from Frank J. Ciavarella, et ux, by Indenture dated December 14, 1992 and recorded January 6, 1993 in Luzerne County Deed Book 2443 at Page 739.

          13. Right-of-way for gas pipeline in the Township of Kingston, Luzerne

     County, from Crescenzo G. Calise, et ux, by Indenture dated December 15, 1992 and recorded January 6, 1993 in Luzerne County Deed Book 2443 at Page 749.

          14. Right-of-way for water pipeline in the Township of Plains, Luzerne County, from Blue Coal Corporation, by Indenture dated December 16, 1992 and recorded January 6, 1993 in Luzerne County Deed Book 2443 at Page 842.

          15. Right-of-way for water pipeline in the Borough of Exeter, Luzerne County, from JEF Development Associates, Ltd, by Indenture dated December 21, 1992 and recorded January 6, 1993 in Luzerne County Deed Book 2443 at Page 848.

          16. Right-of-way for gas pipeline in the Township of Wilkes-Barre, Luzerne County, from Henry P. Fricchione, et ux, by Indenture dated December 21, 1992 and recorded January 6, 1993 in Luzerne County Deed Book 2443 at Page 853.

          17. Right-of-way for access in the Township of Jenkins and the Township of Pittston, Luzerne County, from IRECO, by Indenture dated December 22, 1992 and recorded March 5, 1993 in Luzerne County Deed Book 2449 at Page 802.

          18. Right-of-way for water pipeline in the Borough of Courtdale, Luzerne County, from John A. Connolly, Jr., et al, by Indenture dated December 28, 1992 and recorded January 6, 1993 in Luzerne County Deed Book 2443 at Page 6.

          19. Right-of-way for gas pipeline in the Township of Dallas, Luzerne County, from Michael J. Kozich, et ux, by Indenture dated January 7, 1993 and recorded February 8, 1993 in Luzerne County Deed Book 2447 at Page 197.

          20. Right-of-way for gas pipeline in the Borough of Luzerne, Luzerne County, from David J. Blight, et ux, by Indenture dated January 11, 1993 and recorded February 8, 1993 in Luzerne County Deed Book 2447 at Page 193.

          21. Right-of-way for gas pipeline in the Township of Lehman, Luzerne County, from Robert G. Root, et ux, by Indenture dated January 14, 1993 and recorded February 8, 1993 in Luzerne County Deed Book 2447 at Page 189.

          22. Right-of-way for gas pipeline in the Township of Jackson, Luzerne County, from Ronald L. Hillard, et ux, by Indenture dated January 14, 1993

                                       22
     and recorded February 8, 1993 in Luzerne County Deed Book 2447 at Page 185.

          23. Right-of-way for gas pipeline in the Township of Jackson, Luzerne County, from James Leo Dalkiewicz, et ux, by Indenture dated January 14, 1993 and recorded February 8, 1993 in Luzerne County Deed Book 2447 at Page 181.

          24. Right-of-way for gas pipeline in the Borough of Luzerne, Luzerne County, from Martin Mullen, et ux, by Indenture dated January 14, 1993 and recorded February 8, 1993 in Luzerne County Deed Book 2447 at Page 177.

          25. Right-of-way for gas pipeline in the Borough of Sugar Notch, Luzerne County, from Gerald G. Decker, et al, by Indenture dated January 19, 1993 and recorded February 8, 1993 in Luzerne County Deed Book 2447 at Page 172.

          26. Right-of-way for gas pipeline in the Township of Hanover, Luzerne County, from Mericle Development Corporation, by Indenture dated January 22, 1993 and recorded February 8, 1993 in Luzerne County Deed Book 2447 at Page 167.

          27. Right-of-way for gas pipeline in the Borough of Sugar Notch, Luzerne County, from Greater Wilkes-Barre Industrial Fund, Inc., by Indenture dated January 25, 1993 and recorded February 8, 1993 in Luzerne County Deed Book 2447 at Page 162.

          28. Right-of-way for gas pipeline in the Township of Exeter, Luzerne County, from Nathan Sands, by Indenture dated January 28, 1993 and recorded February 8, 1993 in Luzerne County Deed Book 2447 at Page 158.

          29. Right-of-way for gas pipeline in the Township of Plains, Luzerne County, from Rockville Fabrics Corporation, by Indenture dated January 28, 1993 and recorded February 8, 1993 in Luzerne County Deed Book 2447 at Page 153.

          30. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from Salim Elmir, et al, by Indenture dated January 28, 1993 and recorded February 8, 1993 in Luzerne County Deed Book 2447 at Page 149.

          31. Right-of-way for gas pipeline in the Township of Plains, Luzerne County, from County of Luzerne, by Indenture dated February 8, 1993 and recorded March 5, 1993 in Luzerne County Deed Book 2449 at Page 796.

          32. Right-of-way for gas pipeline in the Borough of Wyoming, Luzerne County, from Anthony Scalzo, et al, by Indenture dated February 18, 1993

                                       23
     and recorded March 5, 1993 in Luzerne County Deed Book 2449 at Page 792.

          33. Right-of-way for gas pipeline in the Township of Salem, Luzerne County, from Berwick Hospital Center Foundation, by Indenture dated February 23, 1993 and recorded March 5, 1993 in Luzerne County Deed Book 2449 at Page 787.

          34. Right-of-way for gas pipeline in the Borough of Sugar Notch, Luzerne County, from Gerald G. Decker, et al, by Indenture dated February 26, 1993 and recorded March 5, 1993 in Luzerne County Deed Book 2449 at Page 783.

          35. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from John J. Mutter, et ux, by Indenture dated February 26, 1993 and recorded March 5, 1993 in Luzerne County Deed Book 2449 at Page 779.

          36. Right-of-way for gas pipeline in the Borough of Wyoming, Luzerne

     County, from Michael Blandina, by Indenture dated March 9, 1993 and recorded March 31, 1993 in Luzerne County Deed Book 2452 at Page 916.

          37. Right-of-way for gas pipeline in the Township of Plains, Luzerne County, from Francis J. Marcinko, et ux, by Indenture dated March 11, 1993 and recorded March 31, 1993 in Luzerne County Deed Book 2452 at Page 912.

          38. Right-of-way for gas pipeline in the Township of Hanover, Luzerne County, from Arnold K. Biscontini, by Indenture dated March 12, 1993 and recorded March 31, 1993 in Luzerne County Deed Book 2452 at Page 907.

          39. Right-of-way for gas and water pipelines in the City of Wilkes-Barre, Luzerne County, from Mercy Hospital of Wilkes-Barre, Pa., by Indenture dated March 22, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 872.

          40. Right-of-way for gas pipeline in the City of Nanticoke, Luzerne County, from Glad Tidings Assembly of God Church, by Indenture dated March 29, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 880.

          41. Right-of-way for water pipeline in the Borough of Shickshinny, Luzerne County, from Shickshinny Water Company and Mocanaqua Water Company, by Indenture dated April 5, 1993 and recorded April 6, 1993 in Luzerne County Deed Book 2453 at Page 517.

          42. Right-of-way for access in the Borough of Shickshinny, Luzerne County, from Shickshinny Water Company and Mocanaqua Water

                                       24
     Company, by Indenture dated April 5, 1993 and recorded April 6, 1993 in Luzerne County Deed Book 2453 at Page 517.

          43. Right-of-way for water pipeline in the Township of Salem, Luzerne County, from Shickshinny Water Company and Mocanaqua Water Company, by Indenture dated April 5, 1993 and recorded April 6, 1993 in Luzerne County Deed Book 2453 at Page 517.

          44. Right-of-way for water pipeline in the Township of Salem, Luzerne County, from Shickshinny Water Company and Mocanaqua Water Company, by Indenture dated April 5, 1993 and recorded April 6, 1993 in Luzerne County Deed Book 2453 at Page 517.

          45. Right-of-way for water pipeline in the Township of Salem, Luzerne County, from Shickshinny Water Company and Mocanaqua Water Company, by Indenture dated April 5, 1993 and recorded April 6, 1993 in Luzerne County Deed Book 2453 at Page 517.

          46. Right-of-way for water pipeline in the Township of Salem, Luzerne County, from Shickshinny Water Company and Mocanaqua Water Company, by Indenture dated April 5, 1993 and recorded April 6, 1993 in Luzerne County Deed Book 2453 at Page 517.

          47. Right-of-way for water pipeline in the Borough of Shickshinny,

     Luzerne County, from Shickshinny Water Company and Mocanaqua Water Company, by Indenture dated April 5, 1993 and recorded April 6, 1993 in Luzerne County Deed Book 2453 at Page 517.

          48. Right-of-way for water pipeline in the Borough of Shickshinny, Luzerne County, from Shickshinny Water Company and Mocanaqua Water Company, by Indenture dated April 5, 1993 and recorded April 6, 1993 in Luzerne County Deed Book 2453 at Page 517.

          49. Right-of-way for water pipeline in the Township of Salem, Luzerne County, from Shickshinny Water Company and Mocanaqua Water Company, by Indenture dated April 5, 1993 and recorded April 6, 1993 in Luzerne County Deed Book 2453 at Page 517.

          50. Right-of-way for water pipeline in the Township of Salem, Luzerne County, from Shickshinny Water Company and Mocanaqua Water Company, by Indenture dated April 5, 1993 and recorded April 6, 1993 in Luzerne County Deed Book 2453 at Page 517.

          51. Right-of-way for water pipeline in the Borough of Exeter, Luzerne County, from Wildflower Village, Inc., by Indenture dated April 9, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 885.

          52. Right-of-way for gas pipeline in the Borough of Kingston, Luzerne County, from Carol E. Barney Cresko, by Indenture dated April 15, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 890.

          53. Right-of-way for gas pipeline in the Borough of Wyoming, Luzerne County, from Charles M. Reilly, et ux, by Indenture dated April 15, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 894.

          54. Right-of-way for gas pipeline in the Township of Kingston, Luzerne County, from Thomas M. Jacobs, et ux, by Indenture dated April 19, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 823.

          55. Right-of-way for gas pipeline in the Borough of Pringle, Luzerne County, from Anthony J. Kukosky, et ux, by Indenture dated April 30, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 803.

          56. Right-of-way for gas pipeline in the Borough of Kingston, Luzerne County, from Jean R. Hughes, by Indenture dated May 4, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 926.

          57. Right-of-way for gas pipeline in the Township of Kingston, Luzerne County, from Terry Cadwalader, by Indenture dated May 19, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 982.

          58. Right-of-way for gas pipeline in the Borough of Kingston, Luzerne County, from Dorranceton United Methodist Church of Kingston, by Indenture dated May 19, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 930.

          59. Right-of-way for gas pipeline in the Borough of Forty-Fort, Luzerne County, from Edward S. Kopec, et ux, by Indenture dated May 25, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 935.

          60. Right-of-way for gas pipeline in the Township of Plains, Luzerne County, from Housing Authority of the County of Luzerne, by Indenture dated May 25, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 939.

          61. Right-of-way for gas pipeline in the Township of Hanover, Luzerne County, from Maple Hill Cemetery Association, by Indenture dated May 28,

                                       26
     1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 944.

          62. Right-of-way for water pipeline in the Township of Hunlock, Township of Union and Borough of Shickshinny, Luzerne County, from Pennsylvania Gas and Water Company, Trustee, by Indenture dated June 4, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 798.

          63. Right-of-way for gas pipeline in the Borough of Kingston, Luzerne County, from Jerome Stone, et ux, by Indenture dated June 17, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 954.

          64. Right-of-way for gas pipeline in the Borough of Kingston, Luzerne County, from Nellie H. Yenshuski, by Indenture dated June 17, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 959.

          65. Right-of-way for gas pipeline in the Township of Kingston, Luzerne County, from Hill Brook Corporation, by Indenture dated June 17, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 963.

          66. Right-of-way for water pipeline in the Township of Jenkins, Luzerne County, from County of Luzerne, by Indenture dated June 17, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 968.

          67. Right-of-way for gas pipeline in the Township of Fairview, Luzerne County, from Township of Fairview, by Indenture dated June 17, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 949.

          68. Right-of-way for water pipeline in the Townships of Jenkins and Plains, Luzerne County, from Harry S. Salavantis, by Indenture dated June 18, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 973.

          69. Right-of-way for gas pipeline in the Borough of Courtdale, Luzerne County, from Stephen E. Sincavage, et ux, by Indenture dated June 24, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 978.

          70. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from Frederick H. Voelker, et ux, by Indenture dated June 25, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 868.

          71. Right-of-way for gas pipeline in the Township of Wilkes-Barre, Luzerne County, from Wickes Lumber Company, by Indenture dated June 25, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 793.

          72. Right-of-way for gas pipeline in the City of Nanticoke, Luzerne County, from Henry Litchkofski, et ux, et al, by Indenture dated June 28, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 858.

          73. Right-of-way for gas pipeline in the City of Nanticoke, Luzerne County, from John E. Wilczynski, by Indenture dated June 28, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 865.

          74. Right-of-way for gas pipeline in the West Wyoming Borough, Luzerne County, from Samuel A. Dimick, et ux, et al, by Indenture dated June 30, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 844.

          75. Right-of-way for gas pipeline in the City of Nanticoke, Luzerne County, from Joseph Kryzanski, et ux, by Indenture dated June 30, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 850.

          76. Right-of-way for gas pipeline in the City of Nanticoke, Luzerne County, from Joseph Latze, et ux, by Indenture dated June 30, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 854.

          77. Right-of-way for ground bed for cathodic protection in the Township of Plains, Luzerne County, from Frank Dominick, et ux, by Indenture dated July 1, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 789.

          78. Right-of-way for gas pipeline in the Borough of Courtdale, Luzerne County, from UGI Utilities, Inc., et al, by Indenture dated July 7, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 839.

          79. Right-of-way for water pipeline in the Borough of Sugar Notch, Luzerne County, from Robert Kinney, et al, by Indenture dated July 26, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 835.

          80. Right-of-way for water pipeline in the Township of Conyngham, Luzerne County, from Most Reverend James C. Timlin, Bishop, Trustee for St. Mary's Polish Roman Catholic Congregation of the Village of Mocanaqua, by Indenture dated July 27, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 898.

          81. Right-of-way for water pipeline in the Borough of Sugar Notch, Luzerne County, from Charles Kinney, et ux, by Indenture dated July 30,

     1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 831.

          82. Right-of-way for gas pipeline in the Township of Wright, Luzerne County, from John D. Moran, et al, by Indenture dated August 5, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 905.

          83. Right-of-way for gas pipeline in the Borough of Dallas, Luzerne County, from Nicholas Stredny, by Indenture dated August 13, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 909.

          84. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from United States Postal Service, by Indenture dated August 17, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 913.

          85. Right-of-way for gas pipeline in the Borough of West Wyoming, Luzerne County, from Bruno Ferretti, et al, by Indenture dated August 18, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 817.

          86. Right-of-way for water pipeline in the Borough of West Wyoming, Luzerne County, from Bruno Ferretti, et al, by Indenture dated August 18, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 811.

          87. Right-of-way for gas pipeline in the Township of Wilkes-Barre, Luzerne County, from Joseph Antellocy, et al, by Indenture dated August 19, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 918.

          88. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from John A. Gulius, et ux, by Indenture dated August 23, 1993 and recorded August 25, 1993 in Luzerne County Deed Book 2466 at Page 922.

          89. Right-of-way for gas pipeline in the Township of Wilkes-Barre, Luzerne County, from Cleveland Brothers Equipment Company, Inc., by Indenture dated August 24, 1993 and recorded October 20, 1993 in Luzerne County Deed Book 2472 at Page 660.

          90. Right-of-way for gas pipeline in the Township of Plains, Luzerne County, from Joseph Coccia, et ux, by Indenture dated August 31, 1993 and recorded October 20, 1993 in Luzerne County Deed Book 2472 at Page 675.

          91. Right-of-way for gas pipeline in the Township of Wilkes-Barre, Luzerne County, from Raymond Wojtowicz, by Indenture dated September

                                       29
     27, 1993 and recorded October 20, 1993 in Luzerne County Deed Book 2472 at Page 665.

          92. Right-of-way for gas pipeline in the Township of Kingston, Luzerne County, from Dr. Joseph M. Lombardo, et ux, by Indenture dated October 8, 1993 and recorded October 20, 1993 in Luzerne County Deed Book 2472 at Page

     670.

          93. Right-of-way for gas pipeline in the Township of Lehman, Luzerne County, from Maplemoor, Inc., by Indenture dated October 11, 1993 and recorded October 20, 1993 in Luzerne County Deed Book 2472 at Page 655.

          94. Right-of-way for gas pipeline in the Township of Lehman, Luzerne County, from Henry M. Evans, et ux, by Indenture dated October 20, 1993 and recorded October 28, 1993 in Luzerne County Deed Book 2473 at Page 542.

          95. Right-of-way for gas pipeline in the Borough of Sugar Notch, Luzerne County, from Robert L. Jones, et ux, by Indenture dated October 28, 1993 and recorded October 28, 1993 in Luzerne County Deed Book 2473 at Page 538.

                                       VI

     The following right-of-way and/or easements situate in the County of Lycoming and Commonwealth of Pennsylvania, to wit:

          01. Right-of-way for gas pipeline in the Borough of Montoursville, Lycoming County, from Donald L. Emerick, Sr., by Indenture dated September 1, 1992 and recorded January 20, 1993 in Lycoming County Deed Book 1999 at Page 195.

          02. Right-of-way for gas pipeline in the Borough of Montoursville, Lycoming County, from Wal-Mart (Stores), Inc., by Indenture dated September 15, 1992 and recorded January 20, 1993 in Lycoming County Deed Book 1999 at Page 198.

          03. Right-of-way for gas pipeline in the Township of Old Lycoming, Lycoming County, from West End Christian and Missionary Alliance Church, by Indenture dated October 31, 1992 and recorded December 11, 1992 in Lycoming County Deed Book 1980 at Page 179.

          04. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Rodney G. Ramin, et ux, by Indenture dated November 12, 1992 and recorded December 11, 1992 in Lycoming County Deed Book 1980 at Page 176.

          05. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from Williamsport Area School District, by Indenture dated November 17, 1992 and recorded December 11, 1992 in Lycoming County Deed Book 1980 at Page 183.

          06. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Warrior Run Development Corporation, by Indenture dated November 30, 1992 and recorded January 20, 1993 in Lycoming County Deed Book 1999 at Page 203.

          07. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Robert J. Kinley, by Indenture dated December 3, 1992 and recorded January 20, 1993 in Lycoming County Deed Book 1999 at Page 207.

          08. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Ellis L. Wettlaufer, Jr., by Indenture dated December 9, 1992 and recorded January 20, 1993 in Lycoming County Deed Book 1999 at Page 210.

          09. Right-of-way for gas pipeline in the Borough of South Williamsport, Lycoming County, from John W. Eck, et al, by Indenture dated December 9, 1992 and recorded January 20, 1993 in Lycoming County Deed Book 1999 at Page 213.

          10. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Donald F. Bower, et ux, by Indenture dated December 23, 1992 and recorded January 20, 1993 in Lycoming County Deed Book 1999 at Page 216.

          11. Right-of-way for gas pipeline in the Township of Loyalsock and City of Williamsport, Lycoming County, from C. A. Reed, Inc., by Indenture dated February 19, 1993 and recorded March 18, 1993 in Lycoming County Deed Book 2022 at Page 106.

          12. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Industrial Piping Systems, Inc., by Indenture dated February 26, 1993 and recorded March 18, 1993 in Lycoming County Deed Book 2022 at Page 102.

          13. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Barbara D. Schramm, by Indenture dated March 18, 1993 and recorded April 12, 1993 in Lycoming County Deed Book 2032 at Page 157.

          14. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from Julius Kaplan, et al, by Indenture dated March 22,

                                       31
     1993 and recorded April 12, 1993 in Lycoming County Deed Book 2032 at Page 160.

          15. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from William A. Hodrick, Jr., by Indenture dated March 31, 1993 and recorded April 12, 1993 in Lycoming County Deed Book 2032 at Page 164.

          16. Right-of-way for gas pipeline in the Township of Clinton, Lycoming County, from Laverne E. More, et ux, by Indenture dated April 14, 1993 and recorded May 14, 1993 in Lycoming County Deed Book 2052 at Page 016.

          17. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Robert G. Shearer, et ux, by Indenture dated June 7, 1993 and recorded July 6, 1993 in Lycoming County Deed Book 2081 at Page 241.

          18. Right-of-way for gas pipeline in the Borough of Montoursville,

     Lycoming County, from Montoursville Area School District, by Indenture dated June 8, 1993 and recorded July 6, 1993 in Lycoming County Deed Book 2081 at Page 244.

          19. Right-of-way for gas pipeline in the Borough of Montoursville, Lycoming County, from Williamsport Municipal Airport Authority, by Indenture dated June 10, 1993 and recorded July 6, 1993 in Lycoming County Deed Book 2081 at Page 248.

          20. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Warrior Run Development Corporation, by Indenture dated July 1, 1993 and recorded July 6, 1993 in Lycoming County Deed Book 2081 at Page 184.

          21. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Loyalsock Township School District, by Indenture dated August 5, 1993 and recorded August 24, 1993 in Lycoming County Deed Book 2112 at Page 101.

          22. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from Williamsport Sanitary Authority, by Indenture dated August 9, 1993 and recorded August 24, 1993 in Lycoming County Deed Book 2112 at Page 105.

          23. Right-of-way for gas pipeline in the Borough of Montoursville, Lycoming County, from Lee A. Viard, by Indenture dated August 19, 1993 and recorded August 24, 1993 in Lycoming County Deed Book 2112 at Page 108.

          24. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from Industrial Properties Corporation, et al, by Indenture dated August 19, 1993 and recorded October 19, 1993 in Lycoming County Deed Book 2146 at Page 337.

          25. Right-of-way for gas pipeline in the Borough of Montoursville, Lycoming County, from Wendy's Old Fashioned Hamburgers of New York, Inc., by Indenture dated August 27, 1993 and recorded October 19, 1993 in Lycoming County Deed Book 2146 at Page 341.

          26. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Cameo Estates, Inc., by Indenture dated September 21, 1993 and recorded October 29, 1993 in Lycoming County Deed Book 2153 at Page 45.

          27. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from Corporate Property Associates 4, by Indenture dated September 23, 1993 and recorded October 19, 1993 in Lycoming County Deed Book 2146 at Page 345.

          28. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from David J. Eiswerth, et ux, by Indenture dated September 24, 1993 and recorded October 19, 1993 in Lycoming County Deed Book 2147 at Page 1.

          29. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from Grampian Boulevard Corporation, by Indenture dated September 29, 1993 and recorded October 19, 1993 in Lycoming County Deed Book 2147 at Page 5.

          30. Right-of-way for gas pipeline in the Borough of Montoursville, Lycoming County, from Ronald D. Thomas, et ux, by Indenture dated September 30, 1993 and recorded October 19, 1993 in Lycoming County Deed Book 2147 at Page 9.

          31. Right-of-way for gas pipeline in the Borough of Montoursville, Lycoming County, from William S. Holmes, et ux, by Indenture dated September 30, 1993 and recorded October 19, 1993 in Lycoming County Deed Book 2147 at Page 12.

          32. Right-of-way for gas pipeline in the Borough of Montoursville, Lycoming County, from Borough of Montoursville, by Indenture dated October 4, 1993 and recorded October 19, 1993 in Lycoming County Deed Book 2147 at Page 19.

          33. Right-of-way for gas pipeline in the Borough of Montoursville, Lycoming County, from LC Realty, Inc., by Indenture dated October 14,

                                       33
     1993 and recorded October 19, 1993 in Lycoming County Deed Book 2147 at Page 15.

          34. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Richard Caschera, Jr., et ux, by Indenture dated October 14, 1993 and recorded October 29, 1993 in Lycoming County Deed Book 2153 at Page 50.

                                      VII

     The following right-of-way and/or easements situate in the County of Montour and Commonwealth of Pennsylvania, to wit:

          01. Right-of-way for gas pipeline in the Borough of Danville, Montour County, from John A. Malcolm, Jr., et ux, by Indenture dated December 17, 1992 and recorded January 20, 1993 in Montour County Record Book 167 at Page 545.

          02. Right-of-way for gas pipeline in the Borough of Danville, Montour County, from Thomas W. Harris, Jr., et ux, by Indenture dated June 29, 1993 and recorded July 6, 1993 in Montour County Record Book 170 at Page 652.

                                      VIII

     The following right-of-way and/or easements situate in the County of Northumberland and Commonwealth of Pennsylvania, to wit:

          01. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Stephen G. Fassano, et ux, by Indenture dated

     November 5, 1992 and recorded December 11, 1992 in Northumberland County Record Book 886 at Page 317.

          02. Right-of-way for gas pipeline in the Township of Delaware, Northumberland County, from Barry L. Ford, et ux, by Indenture dated November 30, 1992 and recorded January 20, 1993 in Northumberland County Record Book 891 at Page 556.

          03. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Robert F. Roshon, et ux, by Indenture dated February 11, 1993 and recorded March 8, 1993 in Northumberland County Record Book 896 at Page 745.

          04. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Lee D. Hopewell, et al, by Indenture dated

                                       34
     March 8, 1993 and recorded April 12, 1993 in Northumberland County Record Book 901 at Page 93.

          05. Right-of-way for gas pipeline in the Borough of Turbotville, Northumberland County, from Clark's AG Center, Inc., by Indenture dated April 6, 1993 and recorded May 14, 1993 in Northumberland County Record Book 905 at Page 622.

          06. Right-of-way for gas pipeline in the Borough of Turbotville, Northumberland County, from Clark's AG Center, Inc., by Indenture dated April 6, 1993 and recorded August 26, 1993 in Northumberland County Record Book 922 at Page 212.

          07. Right-of-way for gas pipeline in the Borough of Turbotville, Northumberland County, from Turbotville Veterans' Home Association, by Indenture dated April 14, 1993 and recorded May 14, 1993 in Northumberland County Record Book 905 at Page 618.

          08. Right-of-way for gas pipeline in the City of Sunbury, Northumberland County, from Sunbury Community Hospital, by Indenture dated May 5, 1993 and recorded May 14, 1993 in Northumberland County Record Book 905 at Page 626.

          09. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Doris T. McDowell, et al, by Indenture dated May 14, 1993 and recorded July 6, 1993 in Northumberland County Record Book 914 at Page 142.

          10. Right-of-way for gas pipeline in the Borough of Turbotville, Northumberland County, from Consolidated Rail Corporation, by Indenture dated April 21, 1993 and recorded August 26, 1993 in Northumberland County Record Book 922 at Page 216.

          11. Right-of-way for gas pipeline in the Borough of Turbotville, Northumberland County, from Allen G. Stamm, et ux, by Indenture dated July 28, 1993 and recorded August 26, 1993 in Northumberland County Record Book 922 at Page 225.

          12. Right-of-way for gas pipeline in the Borough of Milton, Northumberland County, from Randall D. Kramm, et ux, by Indenture dated August 4, 1993 and recorded August 26, 1993 in Northumberland County Record Book 922 at Page 228.

          13. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Daniel P. Stuck, et al, by Indenture dated September 13, 1993 and recorded October 19, 1993 in Northumberland County Record Book 930 at Page 374.

          14. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Arthur J. Stuck, et ux, by Indenture dated September 13, 1993 and recorded October 19, 1993 in Northumberland County Record Book 930 at Page 377.

          15. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Dennis Tatar, et ux, by Indenture dated September 13, 1993 and recorded October 19, 1993 in Northumberland County Record Book 930 at Page 380.

          16. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Thomas D. Stuck, et ux, by Indenture dated September 13, 1993 and recorded October 19, 1993 in Northumberland County Record Book 930 at Page 383.

          17. Right-of-way for gas pipeline in the Township of Delaware, Northumberland County, from Layman Larve Phillips, et ux, by Indenture dated September 14, 1993 and recorded October 19, 1993 in Northumberland County Record Book 930 at Page 386.

          18. Right-of-way for gas pipeline in the Township of Upper Augusta, Northumberland County, from George F. Keller, et ux, by Indenture dated October 11, 1993 and recorded October 19, 1993 in Northumberland County Record Book 930 at Page 389.

          19. Right-of-way for gas regulator station in the Borough of Turbotville, Northumberland County, from Clark's AG Center, Inc., by Indenture dated October 19, 1993 and recorded October 29, 1993 in Northumberland County Record Book 932 at Page 145.

          20. Right-of-way for gas pipeline in the Borough of Turbotville, Northumberland County, from Turbotville Development Corp., by Indenture dated October 27, 1993 and recorded October 29, 1993 in Northumberland County Record Book 932 at Page 141.

          21. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Robert E. Weaver, by Indenture dated October 27, 1993 and recorded October 29, 1993 in Northumberland County Record Book 932 at Page 149.

          22. Right-of-way for gas pipeline in the Township of Point,

     Northumberland County, from Northumberland Legion Home Association, by Indenture dated October 27, 1993 and recorded October 29, 1993 in Northumberland County Record Book 932 at Page 152.

          23. Right-of-way for gas pipeline in the Borough of Northumberland, Northumberland County, from Paul R. Gemberling, et ux, by Indenture

                                       36
     dated October 29, 1993 and recorded October 29, 1993 in Northumberland County Record Book 932 at Page 156.

                                       IX

     The following right-of-way and/or easements situate in the County of Snyder and Commonwealth of Pennsylvania, to wit:

          01. Right-of-way for gas pipeline in the Township of Middle Creek, Snyder County, from Vince L. Shrawder, et al, by Indenture dated November 30, 1992 and recorded January 20, 1993 in Snyder County Record Book 304 at Page 805.

          02. Right-of-way for gas pipeline in the Township of Monroe, Snyder County, from Paul C. Stine, by Indenture dated April 7, 1993 and recorded May 14, 1993 in Snyder County Record Book 310 at Page 560.

          03. Right-of-way for gas pipeline in the Township of Monroe, Snyder County, from Susquehanna Valley Mall Associates, by Indenture dated July 23, 1993 and recorded August 24, 1993 in Snyder County Record Book 318 at Page 268.

          04. Right-of-way for gas pipeline in the Borough of Shamokin Dam, Snyder County, from Nancy H. Pheasant, by Indenture dated August 4, 1993 and recorded August 24, 1993 in Snyder County Record Book 318 at Page 271.

          05. Right-of-way for gas pipeline in the Borough of Shamokin Dam, Snyder County, from Warren M. Humphrey, et ux, by Indenture dated August 5, 1993 and recorded August 24, 1993 in Snyder County Record Book 318 at Page 274.

          06. Right-of-way for gas pipeline in the Township of Penn, Snyder County, from Selinsgrove Post No. 6631, Veterans' of Foreign Wars of the United States, Inc., by Indenture dated September 22, 1993 and recorded October 19, 1993 in Snyder County Record Book 321 at Page 913.

                                       X

     The following right-of-way and/or easements situate in the County of Union and Commonwealth of Pennsylvania, to wit:

          01. Right-of-way for gas pipeline in the Township of Buffalo, Union County, from Noah A. Yoder, et ux, by Indenture dated November 5, 1992 and recorded December 11, 1992 in Union County Record Book 281 at Page 467.

          02. Right-of-way for gas pipeline in the Township of White Deer, Union County, from White Deer Township Volunteer Fire Company, by Indenture dated September 30, 1993 and recorded October 19, 1993 in Union County Record Book 325 at Page 139.

          03. Right-of-way for gas pipeline in the Township of White Deer, Union County, from Revival Tabernacle, by Indenture dated October 11, 1993 and recorded October 29, 1993 in Union County Record Book 327 at Page 127.

                                       XI

     The following right-of-way and/or easements situate in the County of Wyoming and Commonwealth of Pennsylvania, to wit:

          01. Right-of-way for gas pipeline in the Township of Washington, Wyoming County, from David R. Evans, et ux, by Indenture dated January 22, 1993 and recorded February 8, 1993 in Wyoming County Record Book 294 at Page 616.

          02. Right-of-way for gas pipeline in the Township of Washington, Wyoming County, from William S. Miner, et ux, by Indenture dated March 29, 1993 and recorded April 8, 1993 in Wyoming County Record Book 296 at Page 666.

          03. Right-of-way for gas pipeline in the Township of Washington, Wyoming County, from William S. Miner, et ux, by Indenture dated July 29, 1993 and recorded August 27, 1993 in Wyoming County Record Book 303 at Page 463.

     SAVING AND EXCEPTING, HOWEVER, FROM THE PROPERTY DESCRIBED OR REFERRED TO ABOVE, all property which is reserved or excepted from the lien and operation of the Indenture by virtue of the exceptions contained in the Granting Clauses thereof.

     TO HAVE AND TO HOLD the same, unto the Trustee and its successors and assigns forever;

     SUBJECT, HOWEVER, to permitted encumbrances as defined in the Original Indenture and to any lien thereon existing, and to any liens for unpaid portions of the purchase money placed thereon, at the time of acquisition, and also subject to the provisions of Article 12 of the Original Indenture;

     IN TRUST, NEVERTHELESS, upon the terms and trusts set forth in the Indenture.

     PROVIDED, HOWEVER, and these presents are upon the condition that if the Company, its successors or assigns, shall pay or cause to be paid unto the holders

                                       38
of bonds issued and to be issued under the Indenture the principal and interest, and premium, if any, due or to become due in respect thereof at the times and in the manner stipulated therein and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then the Indenture and the estates and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

     IT IS HEREBY COVENANTED, DECLARED AND AGREED by and between the parties hereto that the Company will protect and make effective the lien intended to be created by the Indenture with respect to all of the properties hereinabove described and that all bonds are to be issued, authenticated, delivered and held, and that all property subject or to become subject to the Indenture is to be held, subject to the further covenants, conditions, uses and trusts set forth in the Original Indenture as heretofore supplemented, and as supplemented by this Twenty-Eighth Supplemental Indenture, in all respects as if said property was specifically described in the Granting Clauses of the Original Indenture; and the Company, for itself and its successors, doth hereby covenant and agree to and with the Trustee, for the benefit of those who hold said bonds as follows:

                                   ARTICLE 1.

                   CREATION OF BONDS OF THE TWENTIETH SERIES.

     Section 1.01. There is hereby created a new series of bonds to be issued under the Original Indenture which shall be designated First Mortgage Bonds 6.05% Series due 2019. Without limiting the rights of the holders of the bonds under Section 2.11 of the Original Indenture, the aggregate principal amount of bonds of the Twentieth Series shall be limited to $19,000,000. All bonds of the Twentieth Series shall mature January 1, 2019, and shall bear interest at the rate of 6.05% per annum, payable semi-annually on the first day of July and first day of January in each year, commencing July 1, 1994; provided, however, that the interest payable on the bonds of the Twentieth Series shall be reduced to the extent that other moneys then on deposit with PNC Bank, National Association, as trustee or any successor trustee (the 'IDA Trustee') under the Trust Indenture dated as of December 1, 1993 (the 'Trust Indenture') from the Luzerne County Industrial Development Authority (the 'Authority') to the IDA Trustee are available for the purpose of paying interest on the bonds of the Twentieth Series and a credit in respect thereof has been granted pursuant to the Trust Indenture. The Company shall notify the Trustee no later than sixteen
(16) days prior to any interest payment date on which the amount of interest payable on the bonds of the Twentieth Series shall be reduced pursuant to the preceding sentence of the amount by which the interest payable on the bonds of the Twentieth Series shall be reduced on such interest payment date. The principal of and interest on each

                                       39
such bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, and both principal and interest shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     The bonds of the Twentieth Series shall be dated the date of their authentication and shall bear interest from the interest payment date next preceding the date of authentication of the bond (except that if the date of authentication of any such bond is an interest payment date for bonds of the Twentieth Series to which interest has been paid it shall bear interest from the date of authentication of such bond, and except that if any bond of the Twentieth Series is authenticated prior to the first interest payment date for bonds of the Twentieth Series it shall bear interest from December 1, 1993). So long as there is no existing default in the payment of interest on the bonds of the Twentieth Series, the person in whose name any bond of the Twentieth Series is registered at the close of business on the record date with respect to any interest payment date (the term 'record date' as used with respect to an interest payment date shall mean the fifteenth day of June or the fifteenth day of December next preceding the interest payment date whether or not such fifteenth day is a business day) shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of the bond of the Twentieth Series subsequent to the record date and on or prior to the interest payment date, except if, and to the extent, the Company shall default in the payment of the interest due on such interest payment date, the default interest shall be paid to the person in whose name the bond of the Twentieth Series is registered five (5) days before the date of payment of the defaulted interest.

     Bonds of the Twentieth Series shall be issued as fully registered bonds without coupons, in such denominations as authorized by the Board of Directors.

     Bonds of the Twentieth Series shall be registrable and interchangeable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in the manner and upon the terms set forth in Section 2.05 of the Original Indenture, upon payment of charges as required or permitted by the provisions of
Section 2.08 of the Original Indenture as amended.

     The bonds of the Twentieth Series shall be redeemable upon not less than thirty (30) nor more than sixty (60) days' prior notice, in whole or in part, pursuant to the requirements of the Indenture, upon the terms and conditions hereinafter specified in Section 1.02 hereof.

     Section 1.02. (i) The bonds of the Twentieth Series are subject to mandatory redemption, in whole or in part, upon any redemption of the Luzerne County Industrial Development Authority Exempt Facilities Revenue Refunding

                                       40
Bonds, 1993 Series A (Pennsylvania Gas and Water Company Project) due January 1, 2019 (the '1993 Series A Bonds'). The principal amount of bonds of the Twentieth Series to be redeemed upon any redemption of the 1993 Series A Bonds shall be equal to 100% of the principal amount of 1993 Series A Bonds which are to be redeemed. The Company shall notify the Trustee of any redemption not less than forty-five (45) nor more than sixty (60) days prior to the date fixed for redemption of the bonds of the Twentieth Series of the principal amount of 1993 Series A Bonds which are to be redeemed unless the Company shall give notice of such redemption pursuant to Section 5.03 of the Original Indenture. The Company shall provide the Trustee with a copy of any notice of redemption given pursuant to Section 5.03 of the Original Indenture within two (2) business days of such notice. The redemption price of the bonds of the Twentieth Series which are redeemed under the circumstances set forth in this subsection (i) shall be equal to 100% of the principal amount of the bonds of the Twentieth Series to be redeemed plus interest accrued to the date fixed for redemption except (a) in the case of bonds of the Twentieth Series which are redeemed upon a redemption of the 1993 Series A Bonds at the option of the Authority (other than in an 'Extraordinary Optional Redemption,' as defined in the Trust Indenture) upon the direction of the Company (an 'Optional IDA Redemption') which occurs between January 1, 2004 and December 31, 2004, inclusive, the redemption price shall be equal to 102% of the principal amount of the bonds of the Twentieth Series to be redeemed plus interest accrued to the date fixed for redemption and (ii) in the case of bonds of the Twentieth Series which are redeemed upon an Optional IDA Redemption which occurs between January 1, 2005 and December 31, 2005, inclusive, the redemption price shall be equal to 101% of the principal amount of the bonds of the Twentieth Series to be redeemed plus interest accrued to the date fixed for redemption.

     (ii) The bonds of the Twentieth Series are subject to mandatory redemption, in whole, if the IDA Trustee declares the 1993 Series A Bonds to be immediately due and payable under Section 9.02 of the Trust Indenture. The Company shall notify the Trustee of such redemption not less than forty-five (45) nor more than sixty (60) days prior to the date fixed for such redemption of the bonds of the Twentieth Series unless the Company shall give notice of such redemption pursuant to Section 5.03 of the Original Indenture. The Company shall provide the Trustee with a copy of any notice of redemption given pursuant to Section
5.03 of the Original Indenture within two (2) business days of such notice. The redemption price of the bonds of the Twentieth Series which are redeemed under the circumstances set forth in this subsection (ii) shall be equal to 100% of the principal amount of the bonds of the Twentieth Series to be redeemed plus interest accrued to the date fixed for redemption.

     (iii) The bonds of the Twentieth Series are subject to mandatory redemption, in whole or in part (but if in part on a pro-rata basis with bonds of all other series

                                       41
then outstanding under the Indenture), pursuant to the provisions of Section
8.13 of the Indenture. The redemption price of the bonds of the Twentieth Series which are redeemed under the circumstances set forth in this subsection (iii) shall be equal to 100% of the principal amount of the bonds of the Twentieth Series to be redeemed plus interest accrued to the date fixed for redemption.

     Section 1.03. The holder of each and every bond of the Twentieth Series hereby agrees to accept payment thereof prior to maturity on the terms and conditions in Section 1.02 hereof and in Section 8.13 of the Indenture.

                                   ARTICLE 2.

               NO SINKING FUND FOR BONDS OF THE TWENTIETH SERIES.

     Bonds of the Twentieth Series will not be entitled to the benefit of a Sinking Fund.

                                   ARTICLE 3.

                   ISSUANCE OF BONDS OF THE TWENTIETH SERIES.

     Bonds of the Twentieth Series may be executed, authenticated and delivered from time to time as provided or permitted by the provisions of Article 3 of the Original Indenture and the provisions of this Twenty-Eighth Supplemental Indenture.

                                   ARTICLE 4.

                                 MISCELLANEOUS.

     Section 4.01. Sections 4.10, 4.11 and 8.13 of the Original Indenture, as amended by Section 4.01 of Article 4 of the Fourth, Ninth, Tenth, Twelfth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-First, Twenty-Second, Twenty-Third, Twenty-Fourth, Twenty-Fifth, Twenty-Sixth and Twenty-Seventh Supplemental Indentures, are hereby further amended by this Twenty-Eighth Supplemental Indenture by inserting in each such section the words 'or bonds of the 6.05% Series due 2019' immediately after the words 'bonds of the 2 7/8% Series due 1976 or bonds of the 3 1/2% Series due 1982 or bonds of the 4 7/8% Series due 1987 or bonds of the 4 3/4% Series due 1983 or bonds of the 5 1/2% Series due 1985 or bonds of the 5% Series due 1986 or bonds of the 4 5/8% Series due 1988 or bonds of the 5 7/8% Series due 1991 or bonds of the 6 7/8% Series due 1992 or bonds of the 10% Series due 1995 or bonds of the 8% Series due 1997 or bonds of the 9 1/4% Series due 1996 or bonds of the 9% Series due 1991 or bonds of the 9.23% Series due 1999 or bonds of the 9.34% Series due 2019 or bonds of the 9.57% Series due 1996 or bonds of the

                                       42
7.20% Series due 2017 or bonds of the 8.375% Series due 2002 or bonds of the 7.125% Series due 2022' each time such last mentioned words occur therein.

     Section 4.02. The Trustee accepts the trusts hereby declared and provided and agrees to perform the same upon the terms and conditions in the Original Indenture and in this Twenty-Eighth Supplemental Indenture set forth. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twenty-Eighth Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

     The Original Indenture as heretofore supplemented by twenty-seven supplemental indentures and as supplemented by this Twenty-Eighth Supplemental Indenture is in all respects ratified and confirmed, and the Original Indenture, together with the twenty-eight indentures supplemental thereto, shall be read, taken and construed as one and the same indenture.

     Section 4.03. This Twenty-Eighth Supplemental Indenture may be executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

     Pennsylvania Gas and Water Company does hereby constitute and appoint Thomas J. Ward to be its attorney for it, and in its name and as and for its corporate act and deed to acknowledge this Twenty-Eighth Supplemental Indenture before any person having authority by the laws of the Commonwealth of Pennsylvania to take such acknowledgment, to the intent that the same may be duly recorded, and Morgan Guaranty Trust Company of New York does hereby constitute and appoint Catherine F. Donohue to be its attorney for it, and in its name and as and for its corporate act and deed to acknowledge this Twenty-Eighth Supplemental Indenture before any person having authority by the laws of the State of New York to take such acknowledgment, to the intent that the same may be duly recorded.

     IN WITNESS WHEREOF, said Pennsylvania Gas and Water Company and said Morgan Guaranty Trust Company of New York have caused this Supplemental Indenture to be signed in their respective corporate names, and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        PENNSYLVANIA GAS AND WATER COMPANY
                                        By:________/s/_JOHN F. KELL, JR.________
                                              Name: John F. Kell, Jr.
                                               Title: Vice President, Finance

[CORPORATE SEAL]
Attest:
        /s/_THOMAS J. WARD______
              Secretary

                                        MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK, AS TRUSTEE

                                        By:__________/s/_HELEN G. CHIN__________
                                              Name: Helen G. Chin
                                               Title: Vice President

[CORPORATE SEAL]
Attest:
    /s/_CATHERINE F. DONOHUE____
        Assistant Secretary

COMMONWEALTH OF PENNSYLVANIA
ss.:
COUNTY OF LUZERNE

                                    }

     BE IT REMEMBERED that on the 15th day of December, A.D., 1993, before me, JoAnne McHale, a Notary Public in and for said County and said Commonwealth, commissioned for and residing in the County of Luzerne, personally came Thomas
J. Ward, who, being duly sworn according to law, doth depose and say that he was personally present and did see the common or corporate seal of the above-named PENNSYLVANIA GAS AND WATER COMPANY affixed to the foregoing Supplemental Indenture; that the seal so affixed is the common or corporate seal of said PENNSYLVANIA GAS AND WATER COMPANY and was so affixed by authority of said corporation as the act and deed thereof; that the above-named John F. Kell, Jr. is the Vice President, Finance of said corporation and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is the Secretary of the said corporation and that the name of this deponent, above signed in attestation of the due execution of the said Supplemental Indenture, is in this deponent's own proper handwriting.

            /s/_THOMAS J. WARD__________________________________________________
                                                     Thomas J. Ward

        [NOTARIAL SEAL]
 Sworn and subscribed before me
  the day and year aforesaid.
        /s/_JOANNE MCHALE_______
         Notary Public

         NOTARIAL SEAL
  JOANNE MCHALE, NOTARY PUBLIC
  WILKES-BARRE, LUZERNE COUNTY
 MY COMMISSION EXPIRES SEPT. 6,
              1994

COMMONWEALTH OF PENNSYLVANIA
ss.:
COUNTY OF LUZERNE

                                    }

     I HEREBY CERTIFY that on this 15th day of December, A.D., 1993, before me, JoAnne McHale, a Notary Public in and for said County and said Commonwealth, commissioned for and residing in the County of Luzerne, personally appeared Thomas J. Ward, the attorney named in the foregoing Supplemental Indenture, and he, by virtue and in pursuance of the authority therein conferred upon him, acknowledged said Supplemental Indenture to be the act and deed of the said PENNSYLVANIA GAS AND WATER COMPANY.

     Witness my hand and notarial seal the day and year aforesaid.

            /s/_JOANNE MCHALE___________________________________________________
                                                     Notary Public

                                                     NOTARIAL SEAL
                                              JOANNE MCHALE, NOTARY PUBLIC
                                              WILKES-BARRE, LUZERNE COUNTY
                                          MY COMMISSION EXPIRES SEPT. 6, 1994

[NOTARIAL SEAL]

STATE OF NEW YORK
ss.:
COUNTY OF NEW YORK

                        }

     BE IT REMEMBERED that on the 14th day of December, A.D., 1993, before me, Alison M. Levchuck, a Notary Public in and for said County and State, commissioned for the County of New York, personally came Catherine F. Donohue who, being duly sworn according to law, doth depose and say that she was personally present and did see the common or corporate seal of the above-named MORGAN GUARANTY TRUST COMPANY OF NEW YORK affixed to the foregoing Supplemental Indenture; that the seal so affixed is the common or corporate seal of said MORGAN GUARANTY TRUST COMPANY OF NEW YORK and was so affixed by authority of said corporation as the act and deed hereof; that the above-named Helen G. Chin is a Vice President of said corporation and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is an Assistant Secretary of said corporation and that the name of this deponent, above signed in attestation of the due execution of the said Supplemental Indenture, is in this deponent's own proper handwriting.

         /s/_CATHERINE F. DONOHUE_______________________________________________
                                                  Catherine F. Donohue

 Sworn and subscribed before me
  the day and year aforesaid.

                                                    [NOTARIAL SEAL]

     /s/_ALISON M. LEVCHUCK_____
         Notary Public

       ALISON M. LEVCHUCK
Notary Public, State of New York
          No. 4997425
   Qualified in Nassau County
Commission Expires June 8, 1994

STATE OF NEW YORK
ss.:
COUNTY OF NEW YORK

                        }

     I HEREBY CERTIFY that on this 14th day of December, A.D., 1993, before me, Alison M. Levchuck, a Notary Public in and for said County and State, commissioned for the County of New York, personally appeared Catherine F. Donohue, the attorney named in the foregoing Supplemental Indenture, and she, by virtue and in pursuance of the authority therein conferred upon her, acknowledged said Supplemental Indenture to be the act and deed of the said MORGAN GUARANTY TRUST COMPANY OF NEW YORK.

     Witness my hand and notarial seal the day and year aforesaid.

          /s/_ALISON M. LEVCHUCK________________________________________________
                                                     Notary Public

                                                   ALISON M. LEVCHUCK
                                            Notary Public, State of New York
                                                      No. 4997425
                                               Qualified in Nassau County
                                            Commission Expires June 8, 1994

        [NOTARIAL SEAL]

                            CERTIFICATE OF RESIDENCE

     MORGAN GUARANTY TRUST COMPANY OF NEW YORK hereby certifies that its precise name and address as Trustee hereunder are: MORGAN GUARANTY TRUST COMPANY OF NEW YORK, 60 Wall Street, New York, New York 10260.

                                        By:__________/s/_HELEN G. CHIN__________
                                              Name: Helen G. Chin
                                               Title: Vice President

     THE BOND EVIDENCED BY THIS CERTIFICATE HAS BEEN ISSUED IN A PRIVATE TRANSACTION, HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE OFFERED, TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THAT ACT, SUCH LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                       PENNSYLVANIA GAS AND WATER COMPANY
             (Formerly Scranton-Spring Brook Water Service Company)
                   First Mortgage Bond 6.05% Series due 2019

No. 001                                                              $19,000,000

     PENNSYLVANIA GAS AND WATER COMPANY (formerly Scranton-Spring Brook Water Service Company), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter sometimes called the 'Company'), for value received, promises to pay to PNC Bank, National Association, as trustee under the Trust Indenture dated as of December 1, 1993 from the Luzerne County Industrial Development Authority (the 'Authority') to PNC Bank, National Association, as trustee (the 'Trust Indenture') or registered assigns, on January 1, 2019 (unless this bond shall have been called for previous redemption and provision made for the payment of the redemption price thereof), Nineteen Million Dollars at the Company's office or agency in the Borough of Manhattan, The City of New York, and, except as otherwise set forth below, semi-annually on the first day of July and the first day of January in each year commencing July 1, 1994, to pay interest thereon, at said office or agency, at the rate of 6.05% per annum from the interest payment date to which interest has been paid next preceding the date of authentication of this bond (except that if the date of authentication of this bond is an interest payment date for bonds of this series to which interest has been paid it shall bear interest from the date of authentication of this bond, and except that if this bond be authenticated prior to the first interest payment date for bonds of this series, it shall bear interest from December 1, 1993), until the Company's obligation with respect to such principal sum shall be discharged; provided that, so long as there is no existing default in the payment of interest, and except for the payment of defaulted interest, the interest payable on any July 1 or January 1 will be paid to the person in whose name this bond was registered at the close of business on the fifteenth day of June or the fifteenth day of December next preceding such interest payment date; and further provided that the interest payable on the bonds of this series shall be reduced to the extent that other moneys then on deposit with PNC Bank, National Association, or any successor trustee (the 'IDA Trustee') are available for the purpose of paying interest on the bonds of this series and a credit in respect thereof has been granted pursuant to the Trust Indenture. The principal of, premium if any, and the interest on this bond shall be payable in any coin or

                                       2
currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     This bond is one of an issue of bonds of the Company, known as its First Mortgage Bonds, issued and to be issued in one or more series under, and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the indenture hereinafter mentioned, may afford additional security for the bonds of any particular series) by, a certain mortgage and deed of trust, dated as of March 15, 1946 (hereinafter called the 'Original Indenture'), and by twenty-eight indentures supplemental thereto (of which, the Seventeenth Supplemental Indenture, dated as of October 15, 1967, the Eighteenth Supplemental Indenture, dated as of May 1, 1970, and the Twentieth Supplemental Indenture, dated as of March 1, 1976, amended certain provisions of the Original Indenture) (said Original Indenture and all said indentures supplemental thereto being hereinafter collectively called the 'Indenture'), made by the Company to Guaranty Trust Company of New York and, after the change of name of Guaranty Trust Company of New York to Morgan Guaranty Trust Company of New York, to Morgan Guaranty Trust Company of New York, as Trustee (hereinafter called the 'Trustee'), to which Indenture (and to all additional indentures supplemental thereto) reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee, and the holders of said bonds under the Indenture, and the terms and conditions upon which said bonds are secured, to all of the provisions of which Indenture and of all such additional supplemental indentures in respect of such security, including the provisions of the Indenture permitting the issue of bonds of any series in respect of property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents. To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said bonds (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of at least 75% in aggregate principal amount of the bonds then outstanding (or, if one or more, but less than all, series of bonds are affected, by the holders of at least 75% in aggregate principal amount of outstanding bonds of such one or more series so affected), such percentage being determined as provided in the Indenture; provided, however, that without the consent of the holder hereof no such modification or alteration shall be made which will extend the time of payment of the principal of, premium, if any, or the interest on this bond or reduce the principal amount hereof, or premium, if any, or the rate of interest hereon or effect any other modification of the terms of payment of such principal or interest or will permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture on any of the mortgaged property, or will

                                       3
deprive any non-assenting holder of this bond of a lien upon the mortgaged property for the security of this bond, or will reduce the percentage of bonds required for the aforesaid action under the Indenture and provided further that, as provided in Section 4.02 of the Twentieth Supplemental Indenture, when all bonds of all series issued prior to January 1, 1976, shall cease to be outstanding, each reference to '75%' in this sentence shall become '60%.' This bond is one of a series of bonds designated as the First Mortgage Bonds 6.05% Series due 2019 of the Company.

     The bonds of this series are subject to redemption upon not less than thirty (30) nor more than sixty (60) days' prior notice, in whole or in part, under the circumstances set forth in paragraphs (A), (B) and (C), below.

     (A) The bonds of this series are subject to mandatory redemption, in whole or in part, upon any redemption of the Luzerne County Industrial Development Authority Exempt Facilities Revenue Refunding Bonds, 1993 Series A (Pennsylvania Gas and Water Company Project) due January 1, 2019 (the '1993 Series A Bonds'). The principal amount of bonds of this series to be redeemed upon any redemption of the 1993 Series A Bonds shall be equal to 100% of the principal amount of 1993 Series A Bonds which are to be redeemed. The redemption price of the bonds of this series which are redeemed under the circumstances set forth in this paragraph (A) shall be equal to 100% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption except (i) in the case of bonds of this series which are redeemed upon a redemption of the 1993 Series A Bonds at the option of the Authority (other than in an 'Extraordinary Optional Redemption,' as defined in the Trust Indenture) upon the direction of the Company (an 'Optional IDA Redemption') which occurs between January 1, 2004 and December 31, 2004, inclusive, the redemption price shall be equal to 102% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption and (ii) in the case of bonds of this series which are redeemed upon an Optional IDA Redemption which occurs between January 1, 2005 and December 31, 2005, inclusive, the redemption price shall be equal to 101% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption.

     (B) The bonds of this series are subject to mandatory redemption, in whole, if the IDA Trustee declares the 1993 Series A Bonds to be immediately due and payable under Section 9.02 of the Trust Indenture. The redemption price of the bonds of this series which are redeemed under the circumstances set forth in this paragraph (B) shall be equal to 100% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption.

     (C) The bonds of this series are subject to mandatory redemption, in whole or in part (but if in part on a pro rata basis with bonds of all other series then

                                       4
outstanding under the Indenture), pursuant to the provisions of Section 8.13 of the Indenture. The redemption price of the bonds of this series which are redeemed under the circumstances set forth in this paragraph (C) shall be equal to 100% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption.

     If this bond shall be called for redemption, and payment of the redemption price shall be duly provided by the Company as specified in the Indenture, interest shall cease to accrue hereon from and after the date of redemption fixed in the notice thereof.

     The principal of this bond may be declared or may become due prior to the maturity date hereinbefore named, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of a default as therein defined.

     This bond is transferable by the registered owner hereof in person or by his duly authorized attorney at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and maturity, for a like aggregate principal amount, will be issued to the transferee in exchange therefor, as provided in the Indenture. The Company and the Trustee and any registrar and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

     This bond, alone or with other bonds of the same series and maturity, may in like manner be exchanged at such office or agency for one or more new bonds of the same series and maturity of the same aggregate principal amount. Upon each such transfer or exchange the Company may require the payment of charges as prescribed in the Indenture.

     No recourse under or upon any covenant or obligation of the Indenture, or of any bonds thereby secured, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, stockholder, officer or director, as such, whether former, present or future, of the Company or any successor corporation, either directly, or indirectly through the Company or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any constitution, statute, contract of subscription or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of stockholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the stockholders), any and all such liability of incorporators, stockholders, subscribers, officers and

                                       2
directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture under which this bond is issued.

     This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by Morgan Guaranty Trust Company of New York, or its successor, as Trustee under the Indenture.

     IN WITNESS WHEREOF, PENNSYLVANIA GAS AND WATER COMPANY has caused this bond to be signed in its name by, or to bear the facsimile signature of, its President or a Vice President, and its corporate seal to be affixed hereto and attested by, or to bear the facsimile signature of, its Secretary or an Assistant Secretary.

Dated: December   , 1993

                                       PENNSYLVANIA GAS AND WATER COMPANY
                                       By:______________________________________
                Vice President

Attest:
               Secretary

     This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Trustee
By:________________________________
          Authorized Officer

                     [FORM OF BOND OF THE TWENTIETH SERIES]

     THE BOND EVIDENCED BY THIS CERTIFICATE HAS BEEN ISSUED IN A PRIVATE TRANSACTION, HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE OFFERED, TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THAT ACT, SUCH LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                       PENNSYLVANIA GAS AND WATER COMPANY
             (Formerly Scranton-Spring Brook Water Service Company)
                   First Mortgage Bond 6.05% Series due 2019

No.__________________________                         $_________________________

     PENNSYLVANIA GAS AND WATER COMPANY (formerly Scranton-Spring Brook Water Service Company), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter sometimes called the 'Company'), for value received, promises to pay to __________________, or registered assigns, on January 1, 2019 (unless this bond shall have been called for previous redemption and provision made for the payment of the redemption price thereof), __________________ Dollars at the Company's office or agency in the Borough of Manhattan, The City of New York, and, except as otherwise set forth below, semi-annually on the first day of July and the first day of January in each year commencing July 1, 1994, to pay interest thereon, at said office or agency, at the rate of 6.05% per annum from the interest payment date to which interest has been paid next preceding the date of authentication of this bond (except that if the date of authentication of this bond is an interest payment date for bonds of this series to which interest has been paid it shall bear interest from the date of authentication of this bond, and except that if this bond be authenticated prior to the first interest payment date for bonds of this series, it shall bear interest from December 1, 1993), until the Company's obligation with respect to such principal sum shall be discharged; provided that, so long as there is no existing default in the payment of interest, and except for the payment of defaulted interest, the interest payable on any July 1 or January 1 will be paid to the person in whose name this bond was registered at the close of business on the fifteenth day of June or the fifteenth day of December next preceding such interest payment date; and further provided that the interest payable on the bonds of this series shall be reduced to the extent that other moneys then on deposit with PNC Bank, National Association, as trustee, or any successor trustee (the 'IDA Trustee') under the Trust Indenture dated as of December 1, 1993 (the 'Trust Indenture') from the Luzerne County Industrial Development Authority (the 'Authority') to the IDA Trustee are available for the purpose of paying interest on the bonds of this series

                                       4
and a credit in respect thereof has been granted pursuant to the Trust Indenture. The principal of, premium if any, and the interest on this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     This bond is one of an issue of bonds of the Company, known as its First Mortgage Bonds, issued and to be issued in one or more series under, and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the indenture hereinafter mentioned, may afford additional security for the bonds of any particular series) by, a certain mortgage and deed of trust, dated as of March 15, 1946 (hereinafter called the 'Original Indenture'), and by twenty-eight indentures supplemental thereto (of which, the Seventeenth Supplemental Indenture, dated as of October 15, 1967, the Eighteenth Supplemental Indenture, dated as of May 1, 1970, and the Twentieth Supplemental Indenture, dated as of March 1, 1976, amended certain provisions of the Original Indenture) (said Original Indenture and all said indentures supplemental thereto being hereinafter collectively called the 'Indenture'), made by the Company to Guaranty Trust Company of New York and, after the change of name of Guaranty Trust Company of New York to Morgan Guaranty Trust Company of New York, to Morgan Guaranty Trust Company of New York, as Trustee (hereinafter called the 'Trustee'), to which Indenture (and to all additional indentures supplemental thereto) reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee, and the holders of said bonds under the Indenture, and the terms and conditions upon which said bonds are secured, to all of the provisions of which Indenture and of all such additional supplemental indentures in respect of such security, including the provisions of the Indenture permitting the issue of bonds of any series in respect of property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents. To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said bonds (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of at least 75% in aggregate principal amount of the bonds then outstanding (or, if one or more, but less than all, series of bonds are affected, by the holders of at least 75% in aggregate principal amount of outstanding bonds of such one or more series so affected), such percentage being determined as provided in the Indenture; provided, however, that without the consent of the holder hereof no such modification or alteration shall be made which will extend the time of payment of the principal of, premium, if any, or the interest on this bond or reduce the principal amount hereof, or premium, if any, or the rate of interest hereon or effect any other modification of the terms of payment of such

                                       5
principal or interest or will permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture on any of the mortgaged property, or will deprive any non-assenting holder of this bond of a lien upon the mortgaged property for the security of this bond, or will reduce the percentage of bonds required for the aforesaid action under the Indenture and provided further that, as provided in Section 4.02 of the Twentieth Supplemental Indenture, when all bonds of all series issued prior to January 1, 1976, shall cease to be outstanding, each reference to '75%' in this sentence shall become '60%.' This bond is one of a series of bonds designated as the First Mortgage Bonds 6.05% Series due 2019 of the Company.

     The bonds of this series are subject to redemption upon not less than thirty (30) nor more than sixty (60) days' prior notice, in whole or in part, under the circumstances set forth in paragraphs (A), (B) and (C), below.

     (A) The bonds of this series are subject to mandatory redemption, in whole or in part, upon any redemption of the Luzerne County Industrial Development Authority Exempt Facilities Revenue Refunding Bonds, 1993 Series A (Pennsylvania Gas and Water Company Project) due January 1, 2019 (the '1993 Series A Bonds'). The principal amount of bonds of this series to be redeemed upon any redemption of the 1993 Series A Bonds shall be equal to 100% of the principal amount of 1993 Series A Bonds which are to be redeemed. The redemption price of the bonds of this series which are redeemed under the circumstances set forth in this paragraph (A) shall be equal to 100% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption except (i) in the case of bonds of this series which are redeemed upon a redemption of the 1993 Series A Bonds at the option of the Authority (other than in an 'Extraordinary Optional Redemption,' as defined in the Trust Indenture) upon the direction of the Company (an 'Optional IDA Redemption') which occurs between January 1, 2004 and December 31, 2004, inclusive, the redemption price shall be equal to 102% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption and (ii) in the case of bonds of this series which are redeemed upon an Optional IDA Redemption which occurs between January 1, 2005 and December 31, 2005, inclusive, the redemption price shall be equal to 101% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption.

     (B) The bonds of this series are subject to mandatory redemption, in whole, if the IDA Trustee declares the 1993 Series A Bonds to be immediately due and payable under Section 9.02 of the Trust Indenture. The redemption price of the bonds of this series which are redeemed under the circumstances set forth in this paragraph (B) shall be equal to 100% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption.

     (C) The bonds of this series are subject to mandatory redemption, in whole or in part (but if in part on a pro rata basis with bonds of all other series then outstanding under the Indenture), pursuant to the provisions of Section
8.13 of the Indenture. The redemption price of the bonds of this series which are redeemed under the circumstances set forth in this paragraph (C) shall be equal to 100% of the principal amount of the bonds of this series to be redeemed plus interest accrued to the date fixed for redemption.

     If this bond shall be called for redemption, and payment of the redemption price shall be duly provided by the Company as specified in the Indenture, interest shall cease to accrue hereon from and after the date of redemption fixed in the notice thereof.

     The principal of this bond may be declared or may become due prior to the maturity date hereinbefore named, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of a default as therein defined.

     This bond is transferable by the registered owner hereof in person or by his duly authorized attorney at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and maturity, for a like aggregate principal amount, will be issued to the transferee in exchange therefor, as provided in the Indenture. The Company and the Trustee and any registrar and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

     This bond, alone or with other bonds of the same series and maturity, may in like manner be exchanged at such office or agency for one or more new bonds of the same series and maturity of the same aggregate principal amount. Upon each such transfer or exchange the Company may require the payment of charges as prescribed in the Indenture.

     No recourse under or upon any covenant or obligation of the Indenture, or of any bonds thereby secured, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, stockholder, officer or director, as such, whether former, present or future, of the Company or any successor corporation, either directly, or indirectly through the Company or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any constitution, statute, contract of subscription or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of stockholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory

                                       7
that the Company was acting as the agent or instrumentality of the stockholders), any and all such liability of incorporators, stockholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture under which this bond is issued.

     This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by Morgan Guaranty Trust Company of New York, or its successor, as Trustee under the Indenture.

     IN WITNESS WHEREOF, PENNSYLVANIA GAS AND WATER COMPANY has caused this bond to be signed in its name by, or to bear the facsimile signature of, its President or a Vice President, and its corporate seal to be affixed hereto and attested by, or to bear the facsimile signature of, its Secretary or an Assistant Secretary.

Dated:

                                       PENNSYLVANIA GAS AND WATER COMPANY
                                       By:______________________________________
                Vice President

Attest:
               Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Trustee
By:________________________________
          Authorized Officer